SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [ X ]
Filed by a party other than the registrant [   ]

Check the appropriate box:

[ X ] Preliminary  proxy statement
[   ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NBT BANCORP INC.
      ----------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                          KATHIE J. DEIERLIEN
      ----------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box)
[ X ] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transactions applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and indentify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, schedule or registration statement no.:

  (3) Filing party:

  (4) Date filed:

                                 NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                             NORWICH, NEW YORK 13815

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         NBT Bancorp Inc., a Delaware corporation, will hold an annual meeting of stockholders at the Binghamton Regency Hotel and Conference Center, 225 Water Street, One Sarbro Square, Binghamton, New York on May 3, 2001 at 10:00 a.m. local time for the following purposes:

         1. Election of Directors. To fix the number of directors at thirteen and to elect the four candidates listed in the proxy statement.

         2. To consider and approve an amendment to the NBT Certificate of Incorporation to increase the number of shares of authorized common stock from 30 million shares to 50 million shares.

         3. To consider and approve the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan and the reservation of 500,000 shares of common stock for issuance under the plan.

         4. To consider and approve an amendment to the NBT 1993 Stock Option Plan to increase the number of shares of common stock authorized for issuance under the plan and to approve the reservation of 2,500,000 shares of common stock for issuance under the plan.

         5. To transact such other business as may properly come before the NBT annual meeting.

         We have fixed the close of business on March 15, 2001 as the record date for determining those stockholders of NBT entitled to vote at the NBT annual meeting and any adjournments or postponements of the meeting. Only holders of record of NBT common stock at the close of business on that date are entitled to notice of and to vote at the NBT annual meeting.

         The board of directors of NBT requests that you fill in and sign the accompanying proxy card and mail it promptly in the enclosed postage-prepaid envelope. You may revoke any proxy that you deliver prior to the annual meeting by delivering a written notice to NBT stating that you have revoked your proxy or by delivering a later dated proxy. Stockholders of record of NBT common stock who attend the annual meeting may vote in person, even if they have previously delivered a signed proxy.




                           By Order of the Board of Directors of
                           NBT Bancorp Inc.



                           Daryl R. Forsythe
                           President and Chief Executive Officer




Norwich, New York
March     , 2001

                     THE NBT ANNUAL MEETING OF STOCKHOLDERS

WHEN AND WHERE THE NBT ANNUAL MEETING WILL BE HELD

         We will hold our annual meeting of stockholders at the Binghamton Regency Hotel and Conference Center, 225 Water Street, One Sarbro Square, Binghamton, New York on May 3, 2001, at 10:00 a.m. local time.

WHAT WILL BE VOTED ON AT THE NBT ANNUAL MEETING

         At our annual meeting, our stockholders will be asked to consider and vote upon the following proposals:

o In connection with the election of directors, to fix the number of directors at thirteen and elect the four candidates listed as nominees in the proxy statement.

o To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 30 million shares to 50 million shares.

o To approve the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan and the reservation of 500,000 shares of our common stock for issuance under the plan.

o To approve an amendment to the NBT 1993 Stock Option Plan to increase the number of shares of our common stock authorized for issuance under the plan from 1,775,353 shares to 4,275,353 shares and to approve the reservation of 2,500,000 shares of our common stock for issuance under the plan.

o To transact such other business as may properly come before our annual meeting.

         We may take action on the above matters at our annual meeting on May 3, 2001, or on any later date to which the annual meeting is postponed or adjourned.

         We are unaware of other matters to be voted on at our annual meeting. If other matters do properly come before our annual meeting, including consideration of a motion to adjourn the annual meeting to another time and/or place for such purpose of soliciting additional proxies, we intend that the persons named in the proxies will vote, or not vote, in their discretion the shares represented by proxies in the accompanying form.

STOCKHOLDERS ENTITLED TO VOTE

         We have set March 15, 2001 as the record date to determine which of our stockholders will be entitled to vote at our annual meeting. Only those of our stockholders who held their shares of record as of the close of business on that date will be entitled to receive notice of and to vote at our annual meeting. As of February 28, 2001, there were 23,804,327 outstanding shares of our common stock. Each of our stockholders on the record date is entitled to one vote per share, which the stockholder may cast either in person or by properly executed proxy. Our Certificate of Incorporation does not permit stockholders to cumulate their votes in the election of directors.

VOTE REQUIRED TO APPROVE THE PROPOSALS

         The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at our annual meeting is required to:

o approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 30 million shares to 50 million shares.

         The affirmative vote of a majority of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting is required to:

o                 set the number of directors at thirteen;

o approve the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan and the reservation of 500,0000 shares of our common stock for issuance under the plan; and

o approve the amendment to the NBT 1993 Stock Option Plan to increase the number of shares of our common stock authorized for issuance under the plan from 1,775,353 shares to 4,275,353 shares and to approve the reservation of 2,500,000 shares of our common stock for issuance under the plan.

         The affirmative vote of a plurality of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting is required to:

o                 elect our nominees for director.

         Abstentions and broker non-votes regarding the proposal to amend our Certificate of Incorporation will effectively count as votes against that proposal. Accordingly, our Board urges our stockholders to complete, date and sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. Abstentions and broker non-votes will not affect the vote on any other proposal to be presented at our annual meeting.

NUMBER OF SHARES THAT MUST BE REPRESENTED FOR A VOTE TO BE TAKEN

         In order to have a quorum, a majority of the total voting power of our outstanding shares of common stock entitled to vote at our annual meeting must be represented at the annual meeting in person or by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

VOTING YOUR SHARES

         Our Board is soliciting proxies from our stockholders. This will give you an opportunity to vote at our annual meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted by a named agent in accordance with your instructions. If you do not vote by proxy or attend the annual meeting and vote in person, your votes will be counted as not present for quorum purposes.

         If you vote by proxy but make no specification on your proxy card that you have otherwise properly executed, the named agent will vote the shares represented by your proxy:

o FOR fixing the number of directors at thirteen and electing the four persons nominated by our Board as directors;

o FOR the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock;

o                 FOR  approval  of the NBT  Non-Employee  Director,  Divisional
                  Director and Subsidiary Director Stock Option Plan and the reservation of 500,000 shares of our common stock for issuance under the plan; and

o FOR approval of the amendment of the NBT 1993 Stock Option Plan to increase the shares of our common stock authorized for issuance under the plan and approval of the reservation of 2,500,000 shares of our common stock for issuance under the plan.

         You may grant a proxy by dating, signing and mailing your proxy card. You may also cast your vote in person at the meeting.

         Mail. To grant your proxy by mail, please complete, sign and date your proxy and return it in the enclosed envelope. To be valid, a returned proxy card must be signed and dated.

         In person. If you attend our annual meeting in person, you may vote your shares by completing a ballot at the meeting.

CHANGING YOUR VOTE

         Any of our stockholders giving a proxy may revoke the proxy at any time before the vote at the annual meeting in one or more of the following ways:

o delivering a written notice of revocation to our Chief Executive Officer bearing a later date than the proxy;

o                 granting a later-dated proxy; or

o                 appearing  in  person  and  voting  at  our  annual   meeting.
                  Attendance at our annual meeting will not by itself constitute a revocation of a proxy, unless you complete a ballot and vote that ballot.

         You should send any written notice of revocation or subsequent proxy to 52 South Broad Street, Norwich, New York 13815, Attention: Chief Executive Officer, or hand deliver the notice of revocation or subsequent proxy to the Chief Executive Officer at or before the taking of the vote at our annual meeting.

SOLICITATION OF PROXIES AND COSTS

         We will bear our own costs of solicitation of proxies. We will reimburse brokerage houses, fiduciaries, nominees and others for their out-of-pocket expenses in forwarding proxy materials to owners of shares of our common stock held in their names. In addition to the solicitation of proxies by use of the mails, we may solicit proxies from our stockholders by directors, officers and employees acting on our behalf in person or by telephone, telegraph, facsimile or other appropriate means of communications. We will not pay any additional compensation, except for reimbursement of reasonable out-of-pocket expenses, to our directors, officers and employees in connection with the solicitation. You may direct any questions or requests for assistance regarding this proxy statement to Michael J. Chewens, Executive Vice President of NBT, by telephone at (607) 337-6520.

         REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

RECOMMENDATIONS OF NBT BOARD

         Our Board has unanimously approved the fixing of the size of our Board at thirteen members and the nomination of the four persons named in this proxy statement for our Board; the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock; the proposal to approve the adoption of the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan; and the proposal to amend the NBT 1993 Stock Option Plan to authorize additional shares for issuance under that plan. Our Board believes that each proposal is in our company's and our stockholders' best interest and recommends that our stockholders vote FOR approval of each proposal.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Our bylaws provide that the number of directors authorized to serve until the next annual meeting of stockholders shall be the number designated at our annual meeting and prior to the election of directors. Our Board has proposed and is requesting our stockholders to approve its proposal that the number of directors be set at thirteen. Our Board has designated four persons as nominees for election at our annual meeting and is presenting these nominees to our stockholders for election.

         Our bylaws provide that nominations of candidates for election as our directors must be made in writing and delivered to or received by our President within ten days following the day on which public disclosure of the date of any stockholders' meeting called for the election of directors is first given. Such notification must contain the name and address of the proposed nominee, the principal occupation of the proposed nominee, the number of shares of our common stock that the notifying stockholder will vote for the proposed nominee, including shares to be voted by proxy, the name and residence of the notifying stockholder, and the number of shares of our common stock beneficially owned by the notifying stockholder.

         Under our bylaws, every director must be a citizen of the United States, must have resided in the State of New York or within 200 miles of our principal office for at least one year before election, and must own $1,000 aggregate book value of our stock. Under our bylaws, no person except Mr. Everett A. Gilmour is eligible for election or re-election as a director if he or she has attained the age of 72, and Mr. Gilmour is not eligible for election or re-election as director if he has attained the age of 78. Mr. Gilmour is now 79 years old and is not eligible for re-election as a director.

         The chairman of our annual meeting may disregard any nomination not made in accordance with the procedures established by our bylaws.

         Our bylaws permit our Board by a majority vote, between annual meetings of the stockholders, to increase the number of directors by not more than three members and to appoint qualified persons to fill the vacancies created by the Board's actions.

         Our bylaws provide for a classified Board of Directors. Our Board is divided into three classes as equal in number as possible. Each class holds office for a term of three years, but only one class comes up for election each year (except in those cases where vacancies occur in other classes). Our Board is proposing as nominees for directors the persons named in the following table and in each case until their successors are elected and qualify.

         The persons named in the enclosed proxy intend to vote the shares of our common stock represented by each proxy properly executed and returned to us for election of the following nominees as directors, but if the nominees should be unable to serve, they will vote such proxies for such substitute nominees as our Board shall designate to replace such nominees. Our Board currently believes that each nominee is available for election. The names of the nominees for election for the term as shown and our continuing directors and certain information as to each of them are as follows:


                                                                                                 NUMBER OF
                                            PRINCIPAL OCCUPATION DURING                          COMMON SHARES           PERCENT
                           DATE             PAST FIVE YEARS AND OTHER           DIRECTOR         BENEFICIALLY OWNED      OF SHARES
NAME                       OF BIRTH         DIRECTORSHIPS (A)                   SINCE            ON 12/31/00 (B)         OUTSTANDING
----                       --------         -------------                       -----            -----------             -----------

                                                                                                                         C>
NOMINEES WITH TERMS EXPIRING IN 2004:


                                       5

Daryl R. Forsythe          08/02/43         President and CEO of NBT            1992              37,191(1)                 .16%
                                              since January 1995; Chairman                         2,063(1)(b)              *
                                              and CEO of NBT Bank since                            7,745(2)                 *
                                              September 1999; President and                        1,511(2)(b)              *
                                              CEO of NBT Bank from                               194,155(3)                 .82%
                                              January 1995 to September
                                              1999
                                            Directorships:
                                              Security Mutual Life Ins. Co.
                                              of NY;
                                              NBT Bank since 1988

William C. Gumble          12/08/37         Retired attorney-at-law; County     2000             122,000(1)                 .51%
                                              Solicitor and District Attorney
                                              of Pike County, PA

William L. Owens           01/20/49         Managing Partner, Stafford,         1999               2,894(1)                 *
                                              Trombley,  Owens  & Curtin,
                                              P.C.,  attorneys
                                            Directorships:
                                               Champlain Enterprises, Inc.;
                                               Prim Hall Enterprises;
                                               Mediquest, Inc.;
                                               CVPH Medical Center;
                                               NBT Bank since 1995

Gene E. Goldenziel         04/24/48         Attorney, Needle,                   2000              62,131(1)                 .26%
                                              Goldenziel & Pascale                                39,233(2)                 .17%

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003:

Andrew S. Kowalczyk, Jr.   09/27/35         Partner - Kowalczyk, Tolles,        1994               4,243(1)                 *
                                              Deery & Johnston, attorneys
                                            Directorships:
                                               NBT Bank since 1994


John G. Martines           11/09/46         Chairman of Pennstar (formerly LA)  2000              19,049(1)                 *
                                              Bank since February 2000;                           14,046(1)(b)              *
                                              President of LA Bank and CEO of                    113,358(2)(b)              .36%
                                              Lake Ariel Bancorp, Inc. for more
                                              than five years previous to
                                              February 2000

John C. Mitchell           05/07/50         President and CEO of                1994              12,402(1)                 *
                                               I.L. Richer Co.
                                               (agri. business)
                                            Directorships:
                                               Preferred Mutual Ins. Co.(c);
                                               NBT Bank since 1993

Joseph G. Nasser           03/12/57         Accountant, Nasser & Co.            2000               1,295(1)                 *
                                                                                                  26,511(1)(b)              .11%
                                                                                                  11,449(2)                 *


CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2002:

J. Peter Chaplin           10/27/29         Senior Vice President (Retired)     1999              22,250(1)                 *
                                               Sheffield Products/Quest Intl.                      3,600(2)(b)              *
                                            Directorships:
                                               Chenango Memorial Hospital;
                                               NBT Bank since 1995


Richard Chojnowski         10/31/42         Electrical contractor
                                              (sole proprietorship)             2000                 292(1)                 *
                                                                                                 264,353(2)                 1.11%


                                       6

Peter B. Gregory           05/07/35         Partner, Gatehouse Antiques         1987             125,413(1)                 .53%
                                            Directorships:                                         7,957(1)(b)              *
                                              NBT Bank since 1978                                 25,787(2)(b)              0.11%

Bruce D. Howe              11/22/31         President of Lake Ariel and         2000             262,963(1)                 1.11%
                                              Chairman of subsidiaries                           126,187(2)                 .53%
                                              until February 2000; President                       5,066(2)(b)              *
                                              of John T. Howe, Inc. (fuel and
                                              heating oil company), a motel,
                                              truck stop, and convenience
                                              stores

Paul O. Stillman           01/15/33         Chairman of Preferred               1986              29,190(1)                 .12%
                                              Mutual Ins. Co. (c)                                    762(2)(b)              *
                                            Directorships:
                                               Preferred Mutual Ins. Co. (c);
                                               Leatherstocking Cooperative
                                                  Ins. Co;
                                               NBT Bank since 1977


                                                     EXECUTIVE OFFICERS OF NBT BANCORP INC.
                                                       OTHER THAN DIRECTORS WHO ARE OFFICERS

                                                                                              NUMBER OF
                                                       PRESENT POSITION                       COMMON SHARES              PERCENT
                                            DATE OF    AND PRINCIPAL                          BENEFICIALLY OWNED         OF SHARES
NAME                       DATE OF BIRTH    EMPLOYMENT POSITION LAST FIVE YEARS               ON 12/31/00(B)             OUTSTANDING
----                       -------------    ---------- ------------------------                --------------            -----------

Michael J. Chewens         9/13/61          7/18/94    Executive Vice President, Chief         2,181(1)                  *
                                                        Financial Officer of NBT and           1,686(1)(b)               *
                                                        Treasurer of NBT Bank since           37,455(3)                  .16%
                                                        September 1999; Secretary of NBT,
                                                        NBT Bank and  Pennstar Bank since
                                                        December 2000;  Senior Vice President
                                                        Control Group, 1995-1999; Vice
                                                        President and Auditor, 1994-1995

Martin A. Dietrich         4/3/55           3/1/81     President and Chief Operating          10,074(1)                  *
                                                        Officer of NBT Bank since September    6,687(1)(b)               *
                                                        1999; Executive Vice President of      3,680(2)                  *
                                                        Retail Banking 1998-1999; Senior         848(2)(b)               *
                                                        Vice President of Retail Banking      67,906(3)                  .29%
                                                        1996-1998;  Senior Vice President
                                                        and Chief Credit  Officer
                                                        1995 - 1996; Regional Manager
                                                        1993 - 1995; Director of Marketing
                                                        1991 - 1993

David E. Raven             06/13/62         10/28/96   President and Chief Operating Officer     675(1)(b)               *
                                                        of Pennstar Bank since August 2000;    11,165(3)                 *
                                                        Senior Vice President of Sales and
                                                        Administration September 1999 -
                                                        August 2000; Retail Sales Manager
                                                        1996 - 1999; District Manager Fleet
                                                        Bank of New York 1994 - 1996

         All directors and executive officers as a group beneficially owned _______ shares as of March , 2001, which represented ___% of total shares outstanding, including shares owned by spouses and minor children, as to which beneficial ownership is disclaimed, and options exercisable within sixty days.

NOTES:
(a) The business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.

(b) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers  and  includes  shares  held in the names of spouses and minor children as to which beneficial ownership is disclaimed. These indirectly held shares total 97,201 for the spouses and minor children. In the case of officers and officers who are directors, shares of our stock held in NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan as of December 31, 2000, are included.
(c) Preferred Mutual Insurance Company, of which Paul O. Stillman is Chairman and Director, and John C. Mitchell is a Director, owns 128,041 shares; Messrs. Stillman and Mitchell disclaim any beneficial ownership of these shares.
(d) The Phyllis A. & Daryl R. Forsythe Foundation, of which Daryl R. Forsythe is a Director, owns 6,680 shares. Mr. Forsythe disclaims any beneficial ownership of these shares.
(e) Mr. Dietrich has power of attorney for his mother, who owns 7,000 shares. Mr. Dietrich disclaims any beneficial ownership of these shares.
(f) Mr. Mitchell is an income and principal beneficiary of a trust u/w of Louise Mitchell, which owns 8,584 shares. Mr. Mitchell disclaims any beneficial ownership of these shares.

(1)      Sole voting and investment authority.
(2)      Shared voting and investment authority.
(3) Shares under option from the NBT 1993 Stock Option Plan which are exercisable within sixty days of December 31, 2000.
*        Less than .1%


         On January 3, 1997, Mr. Martines voluntarily entered into a consent decree with respect to a complaint filed by the SEC in connection with the purchase by Mr. Martines of securities of First Eastern Corporation prior to the announcement by PNC Bank Corp. that PNC would purchase First Eastern. The complaint alleged that Mr. Martines purchased such securities based upon information given to him by a director of First Eastern. In order to avoid the costs of pursuing a successful defense and upon advice of his counsel, Mr. Martines agreed to enter into the consent decree without admitting or denying any of the allegations in the SEC's complaint. At that time, Mr. Martines was chief executive officer of Lake Ariel Bancorp, Inc. The Lake Ariel Board considered this matter and concluded that this action by Mr. Martines had no effect on his ability to successfully manage Lake Ariel and LA Bank and had no detrimental effect on the short-term and long-term prospects of Lake Ariel and LA Bank. We acquired Lake Ariel in February 2000.

         OUR BOARD UNANIMOUSLY RECOMMENDS OUR STOCKHOLDERS TO VOTE FOR FIXING THE NUMBER OF DIRECTORS AT THIRTEEN AND ELECTING THE FOUR NOMINEES SELECTED BY OUR BOARD NAMED IN THE PRECEDING TABLE. THE NAMED AGENTS WILL VOTE THE PROXIES FOR FIXING THE SIZE OF OUR BOARD AT THIRTEEN AND FOR ELECTION OF THE NAMED NOMINEES FOR DIRECTOR UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

VOTE REQUIRED

         The directors to be elected at the annual meeting will be determined by a plurality vote of the shares of our common stock represented at our annual meeting in person or by proxy and entitled to vote on the election of directors, and the nominees for each class who receive the most votes will be elected.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

         During 2000, there were eight meetings of our Board. Each member attended at least 75% of the meetings of the Board and those committees on which he served.

NOMINATING, ORGANIZATION AND BOARD AFFAIRS COMMITTEE:

         Chairman:         Daryl R. Forsythe

         Members:          Andrew S. Kowalczyk, Jr.
                           Dr. Peter B. Gregory
                           Everett A. Gilmour
                           J. Peter Chaplin
                           Paul O. Stillman

         This committee nominates directors for election for our company and our subsidiaries. The committee also functions to insure a successful evolution of management at the senior level. This committee met once in 2000.

COMPENSATION AND BENEFITS COMMITTEE:

         Chairman:         Andrew S. Kowalczyk, Jr.

         Members:          Everett A. Gilmour
                           Dr. Peter B. Gregory
                           John C. Mitchell
                           Paul O. Stillman
                           William L. Owens

         This committee has the responsibility of reviewing the salaries and other forms of compensation of our key executive personnel of NBT and our subsidiaries. The committee administers our pension plan, 401(k) and employee stock ownership plan, the directors and officers stock option plans and the employee stock purchase plan. This committee met three times in 2000.

RISK MANAGEMENT COMMITTEE

         Chairman:         Dan B. Marshman (deceased)

         Members:          J. Peter Chaplin
                           Everett A. Gilmour
                           John C. Mitchell
                           Dr. Peter B. Gregory
                           Paul O. Stillman

         The Risk Management Committee, our audit committee, represents our Board in fulfilling its statutory and fiduciary responsibilities for independent audits of NBT including monitoring accounting and financial reporting practices and financial information distributed to stockholders and the general public. Further, the committee is responsible for determining that we operate within prescribed procedures in accordance with adequate administrative, operating and internal accounting controls. It also makes recommendations to our Board with respect to the appointment of independent auditors for the following year. Our Board has determined that each of the members of the Risk Management Committee satisfies the requirements of Nasdaq as to independence, financial literacy and experience. This committee met four times in 2000.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our Directors and Executive Officers must, under Section 16(a) of the Securities Exchange Act of 1934, file certain reports of changes in beneficial ownership of our securities. We endeavor to assist Directors and Executive Officers in filing the required reports. To our knowledge, all filing requirements under the Securities Exchange Act were satisfied.


                     COMPENSATION OF DIRECTORS AND OFFICERS

BOARD OF DIRECTORS FEES

         For 2000, members of our Board received a $3,000 annual retainer in the form of restricted stock which vests over a three-year period and $600 per Board meeting attended. Our Board members also received $600 for each committee meeting attended. Chairmen of the committees received $900 for each committee meeting attended. Our officers who are also directors do not receive any Board fees. For 2001, members of our Board will continue to receive an annual retainer in the amount of $3,000 which will be payable in the form of restricted stock which will vest over a three-year period. Our Board has adopted the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option

Plan. Under this plan, in 2001 we have granted to each of our non-employee directors an option to purchase 1,000 shares of our common stock, and in following years we will grant annually to each of our non-employee directors an option to purchase up to 1,000 shares of our common stock for their service on our Board. See "Proposal 3 - Approval of the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan." These grants will be effective only if our stockholders approve the plan at our annual meeting.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning our chief executive officer and our four most highly compensated executive officers, other than the chief executive officer, who were serving as executive officers at the end of 2000 and whose total annual salary and bonus exceeded $100,000 in 2000.


                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                  ANNUAL COMPENSATION           AWARDS               PAYOUTS
                                                                                SECURITIES
NAME AND                                                        OTHER ANNUAL    UNDERLYING           LTIP            ALL OTHER
PRINCIPAL POSITION                  YEAR    SALARY   BONUS(1)   COMPENSATION(2) OPTIONS(3)           PAYOUTS         COMPENSATION(4)
------------------                  ----    ------   -----      ------------    -------              -------         ------------

Daryl R. Forsythe,                  2000    $303,854 $200,000                   50,400                 $-0-             $26,146
  President and Chief               1999     300,000  200,000                   46,935                  -0-             312,780
  Executive Officer of              1998     311,539  195,000                   39,339                  -0-              28,337
  NBT

Michael J. Chewens,                 2000     168,315   81,500                   18,800                  -0-              27,200
  Executive Vice President,         1999     113,846   65,000                    9,660                  -0-             112,508
  Chief Financial Officer           1998      98,236   40,000                    9,261                  -0-              12,000
  and Secretary of NBT,
  NBT Bank and Pennstar
  Bank

Martin A. Dietrich,                 2000     231,604  147,500                   38,600                  -0-              11,200
 President  and Chief               1999     184,231  155,000                   15,540                  -0-              15,009
  Operating Officer                 1998     137,693   63,744                   12,039                  -0-              14,400
  of NBT Bank

Joe C. Minor,                       2000     233,232  147,500                   38,600                  -0-              41,705
 President and                      1999     197,961  155,000                   16,485                  -0-             171,244
  Chief Operating Officer of        1998     168,461   68,000                   13,719                  -0-              14,400
  NBT Financial Services Inc.

John G. Martines,                   2000     225,116  147,500                      -0-                  -0-              82,144
  Director of NBT,
 Former Chief Executive
 Officer of LA Bank (5)


NOTES:
(1) Represents bonuses under our Executive Incentive Compensation Plan earned in the specified year and paid in January of the following year.
(2)      Individual amounts, and amounts in the aggregate, are immaterial.
(3) Number of common stock option grants adjusted for the 5% stock dividends in December 1998 and 1999, and the 33 1/3% stock dividend in 1998.
(4) In 2000, 199 and 1998, NBT made discretionary contribuitons of $266,225, $487,384 and $478,473, respectively, to NBT Bancorp Inc.
         401(k) and Employee   Stock   Ownership  Plan   ("401(k)/ESOP").
         With  the  2000
         contribution, NBT Bank as trustee of the 401(k)/ESOP will purchase shares of our common stock at the fair market value on the dates of purchase  and  will  allocate  these  shares  to  the  accounts  of the participants. The amount shown includes the amount allocated to the named executive. An individual's maximum compensation eligible for the 401(k)/ESOP contribution is $160,000 for 2000 and $170,000 for 2001.
         Includes payments by us with respect to the death benefits agreement ($948 for Mr. Forsythe and $957 for Mr. Martines), disability agreement ($7,734 for Mr. Forsythe). Matching contributions by us under our 401(k)/ESOP in the amount of $11,200 were made on behalf of each of Messrs. Forsythe, Chewens, Dietrich and Minor. Options exercised during the year had total values realized of $30,505 for Mr. Minor. Restricted stock distributions to Mr. Forsythe totaled $6,267. Deferred compensation payments to Mr. Martines totaled $81,187. Moving costs of $16,000 were paid for Mr. Chewens in 2000 and $35,348 in 1999.
(5) Became a director of NBT and an executive officer in February 2000 upon our acquisition of Lake Ariel Bancorp, Inc., the parent company of LA Bank, N.A.



                            OPTION GRANTS INFORMATION

         The following table presents information concerning grants of stock options made during 2000 to each of the executive officers named in the Summary Compensation Table above. No gain to the optionees is possible without an increase in stock price which will benefit all shareholders proportionately. These potentially realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercises and common stockholdings are dependent on the future performance of our common stock. There can be no assurance that the potential realizable values shown in this table will be achieved.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                         POTENTIAL REALIZABLE VALUE
                                                                                                         AT ASSUMED ANNUAL RATES
                                                                                                         OF STOCK PRICE APPRECIATION
                                      INDIVIDUAL GRANTS                                                  FOR OPTION TERM (2)
                           ----------------------------------                                            ----------------------

                           # OF
                           SECURITIES       % OF TOTAL
                           UNDERLYING       OPTIONS GRANTED            EXERCISE
                           OPTIONS          TO EMPLOYEES               PRICE
       NAME                GRANTED(1)       IN FISCAL YEAR             ($/SH)          EXPIRATION DATE       5%              10%
       ----                ----------       --------------             --------        ---------------      ----            ----

Daryl R. Forsythe          50,400           12.2%                      $14.88          January 2010       $471,643        $1,195,231
Michael J. Chewens         18,800            4.5%                       14.88          January 2010        175,930           445,840
Martin A. Dietrich         38,600            9.3%                       14.88          January 2010        361,219           915,395
Joe C. Minor               38,600            9.3%                       14.88          January 2010        361,219           915,395

NOTES:
(1) Nonqualified options have been granted at fair market value at the date of grant. Options vest 40% after one year from grant date; an additional 20% vest each following year.
(2) The potential realizable value of each grant of options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term, at the specified annualized rates. The assumed growth rates in price in our stock are not necessarily indicative of actual performance that may be expected. The amounts exclude the cost by the executive to exercise such options.



AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table presents information concerning the exercise of stock options during 2000 by each of the executive officers named in the Summary Compensation Table above, and the value at December 31, 2000, of unexercised options that are exercisable within sixty days of December 31, 2000. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. All information has been adjusted for stock dividends and splits. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of our common stock on the date of exercise. There can be no assurance that these values will be realized.



                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                                UNDERLYING UNEXERCISED    IN THE MONEY OPTIONS
                                                                                OPTIONS AT FY END         AT FY END(2)
                                                                                ----------------------    --------------------

                           SHARES ACQUIRED                                      EXERCISABLE/              EXERCISABLE/
NAME                       ON EXERCISE               VALUE REALIZED(1)          UNEXERCISABLE             UNEXERCISABLE
----                       ---------------           -----------------          -------------             -------------

Daryl R. Forsythe          -0-                       $-0-                       148,815/108,918           $452,509/29,455
Michael J. Chewens         -0-                        -0-                        24,360/30,093              57,241/5,478
Martin A. Dietrich         -0-                        -0-                        44,453/55,362             134,295/7,280
Joe C. Minor                6,253                      30,505                    37,324/56,940              84,392/8,214

NOTES:
(1) Represents difference between the fair market value on the date of exercise of the securities underlying the options and the exercise price of the options.
(2) Represents difference between the fair market value of the securities underlying the options and the exercise price of the options at December 31, 2000.


PENSION PLAN

         The following table presents information with respect to the pension plan of NBT and NBT Bank. The table shows the estimated annual benefits payable upon retirement in specified compensation and years of service classifications for participants retiring on December 31, 2000.




PENSION PLAN

                                                            YEARS OF PARTICIPATION
                                            --------------------------------------------------------

FINAL AVERAGE
EARNINGS                                      10 YEARS          20 YEARS           30 YEARS          40 YEARS
-------------                                -----------       -----------       -----------        ----------

$15,000                    N                 $  1,190.00       $  3,278.00       $  6,940.00      $ 13,363.00
                           Q                    1,107.00          3,050.00          6,456.00        12,432.00

$25,000                    N                    1,272.00          3,359.00          7,021.00        13,444.00
                           Q                    1,183.00          3,125.00          6,532.00        12,507.00

$40,000                    N                    1,972.00          4,325.00          7,987.00        14,410.00
                           Q                    1,835.00          4,024.00          7,431.00        13,406.00

$70,000                    N                    3,451.00          7,540.00         12,385.00        18,866.00
                           Q                    3,210.00          7,015.00         11,522.00        17,552.00

$100,000                   N                    4,930.00         10,771.00         17,693.00        25,895.00
                           Q                    4,586.00         10,021.00         16,460.00        24,091.00

$200,000                   N                    9,941.00         21,174.00         35,018.00        51,422.00
                           Q                    8,830.00         19,699.00         32,578.00        47,840.00

$300,000                   N                   10,117.00         26,885.00         47,650.00        72,257.00
                           Q                    9,412.00         25,012.00         44,331.00        67,223.00

$400,000                   N                   10,117.00         27,862.00         55,291.00        88,099.00
                           Q                    9,412.00         25,921.00         51,439.00        81,962.00

$500,000                   N                   10,117.00         27,862.00         58,690.00        99,701.00
                           Q                    9,412.00         25,921.00         54,602.00        92,756.00

N=Normal Form of Benefit for a Single Participant-5 Years Certain and
Continuous.
Q=Normal Form of Benefit for a Married Participant-Qualified Joint and Survivor (50% of benefit payable to spouse at death of Participant). Spouse's age assumed to be equal to Participant's age for above calculations. Salaries are assumed to increase at a rate of 4% per year from date of hire through date of retirement for above calculations.

         We have in effect a non-contributory pension plan for all eligible employees which is self-administered. Eligible employees are those who work in excess of 1,000 hours per year, have completed one year of service and have attained age 21. The plan is qualified under Section 401(a) of the Internal Revenue Code. Employer contributions to the plan are computed on an actuarial basis using the projected unit credit cost method including amortization of any past service costs over a thirty-year period. The pension plan is funded in accordance with ERISA, and pension expense is accrued based upon SFAS No. 87. No plan contributions were required and none were made during 2000. The plan provides for 100% vesting after five years of qualified service. Earnable compensation for the plan is defined as fixed basic annual compensation, including bonuses, overtime and other taxable compensation, but excluding our cost for any public or private employee benefit plan, including this retirement plan. Benefit computations are based on an average final compensation amount which is the average annual earnable compensation during the five consecutive year period in an employee's last ten years of qualified service which produces the highest such average.

         The annual normal retirement benefit of a participant who becomes eligible for benefits shall equal the greater of the amounts described in A and B below, with that sum then reduced by the amount described in C below.

    A.  The sum of (i), (ii), and (iii) below:

         i The participant's accrued benefit under the predecessor plan as of September 30, 1989.

         ii For years of benefit service earned after September 30, 1989 and before January 1, 1995, the sum of 1.60 percent of the participant's final average earnings for each year of benefit service plus .60 percent of the participant's final average earnings that is in excess of covered compensation for such year of benefit service.

         iii. For years of benefit service earned after December 31, 1994, the sum of 1.25 percent of the participant's final average earnings for each such year of benefit service, plus .60 percent of the participant's final average earnings that is in excess of covered compensation for each such year of benefit service.

    B. The sum of 1.60 percent of the participant's final average earnings for each year of benefit service through December 31, 1994, plus .65% of the participant's final average earnings that is in excess of covered compensation for each year of benefit service through December 31, 1994.

    C. The annual normal retirement benefit payable to the participant from the Retirement Plan of Irving Bank Corporation and Affiliated Companies.

         The number of years of benefit service taken into account under the plan shall be limited to the greater of 30, or the number of years of benefit service completed by the participant as of December 31, 1994 (up to a maximum of 40 for the basic benefit and a maximum of 35 for the excess portion of the benefit).

EMPLOYMENT AGREEMENTS

         Effective January 1, 2000, we entered into an employment agreement with Mr. Forsythe. The agreement provides for an orderly transition of our chairmanship to Mr. Forsythe in April 2001 when Mr. Everett A. Gilmour's term of directorship ends. The agreement provides that Mr. Forsythe will serve as our president and chief executive officer and as the chairman and chief executive officer of NBT Bank through March 31, 2001, and as our chairman, president and chief executive officer and as the chairman of the board and chief executive officer of NBT Bank from April 2001 through December 2002. The term of the agreement may be extended through December 2003 by mutual agreement of the parties. Mr. Forsythe's salary is not less than $350,000 during 2001 and will be $400,000 during 2002 and, if applicable, during 2003. Maximum bonus opportunity, provided under the Executive Incentive Compensation Plan, will be 80% of salary throughout the life of the agreement. The agreement also grants Mr. Forsythe a right to stock options to be granted to him annually under our 1993 Stock Option Plan, covering a number of shares of our stock equal to 250% of his annualized salary on the date of grant divided by the fair market value of the stock. The option exercise price will be the fair market value of the stock at time of grant. The agreement also provides to Mr. Forsythe paid vacation time in accordance with our policies as they apply to officers of Mr. Forsythe's rank. In addition, Mr. Forsythe will be excused from physical presence within our market area except on an as-required basis as mutually agreed to by our Board and Mr. Forsythe, for up to six weeks during February and March of 2001, and for the months of January, February and March of 2002, and, if applicable, during January, February and March of 2003. Under the agreement Mr. Forsythe will also receive other benefits including the use of a company car, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans.

         Effective January 1, 2000, we also entered into an employment agreement with Mr. Dietrich. The agreement with Mr. Dietrich provides that he will serve as the president and chief operating officer of NBT Bank through December 31, 2002, with automatic one-year extensions occurring annually beginning January 1, 2002. Mr. Dietrich's salary is not less than $230,000 initially, with minimum increases of 8 percent per annum beginning in 2001. Maximum bonus opportunity, provided under the Executive Incentive Compensation Plan, will be 75% of salary throughout the life of the contract. The agreement also grants Mr. Dietrich a right to stock options to be granted to him annually under our 1993 Stock Option Plan, covering a number of shares of our stock equal to 250% of his annualized salary on the date of grant divided by the fair market value of the stock. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Dietrich will also receive other benefits including the use of a company car, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans.

         Effective June 1, 2000, we entered into an employment agreement with Mr. Chewens. The agreement with Mr. Chewens provides that he will serve as one of our executive vice presidents and our chief financial officer and an executive vice president and chief financial officer of NBT Bank through December 31, 2002, with automatic one-year extensions occurring annually beginning January 1, 2002. Mr. Chewens' salary is not less than $190,000 initially, with minimum increases of 8 percent per annum beginning in 2001. Maximum bonus opportunity, provided under the Executive Incentive Compensation Plan, will be 50% of salary throughout the life of the agreement. The agreement also grants Mr. Chewens a right to stock options to be granted to him annually under our 1993 Stock Option Plan, covering a number of shares of our stock equal to 200% of his annualized salary on the date of grant divided by the fair market value of the stock. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Chewens will also receive other benefits including country club privileges and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans.

CHANGE IN CONTROL AGREEMENTS

         We have entered into a change in control agreement with each of Messrs. Forsythe, Chewens, Dietrich, and Raven. The agreements for Messrs. Forsythe, Chewens, Dietrich and Raven provide in general that, in the event that we or NBT Bank is acquired by another company or any of certain other changes in control of us or NBT Bank should occur and further if within 24 months from the date of such acquisition or change in control Mr. Forsythe's, Chewens's, Dietrich's, or Raven's respective employment with us or NBT Bank is terminated without cause or by the executive with good reason (as defined in the agreement), or if the executive resigns within 90 days of a change in control of us or NBT Bank irrespective of the existence of good reason, Messrs. Forsythe, Chewens, Dietrich or Raven will be entitled to receive 2.99 times a base amount plus any gross-up amount required to compensate for the imposition of any excise taxes under section 4999 of the Internal Revenue Code. An executive's base amount for these purposes is generally his average annual compensation includible in his gross income for federal income tax purposes for the five years immediately preceding the year in which the change in control occurs (or, if he has been employed by us for less than those five years, for the number of those years during which he has been employed by us, with any partial year annualized), including base salary, non-deferred amounts under annual incentive, long-term performance, and profit-sharing plans, distributions of previously deferred amounts under such plans, and ordinary income recognized with respect to stock options. Moreover, if the executive's employment with us or NBT Bank is terminated without cause or by the executive with good reason (as defined in the agreements), or if the executive resigns within 90 days of a change in control of us or NBT Bank irrespective of the existence of good reason, we or NBT Bank will maintain in effect, for the continued benefit of the executive for one year after the executive's date of termination, all noncash employee benefit plans, programs, or arrangements (including pension and retirement plans and arrangements, stock option plans, life insurance and health and accident plans and arrangements, medical insurance plans, disability plans, and vacation plans) in which the executive was entitled to participate immediately prior to the executive's date of termination, provided that the executive's continued participation is possible after his termination under the general terms and provisions of the plans, programs, and arrangements. However, if the executive becomes eligible to participate in a benefit plan, program, or arrangement of another employer which confers substantially similar benefits upon the executive, the executive will cease to receive the benefits in respect of our plan, program, or arrangement. In the event that the executive's participation in another employer's plan, program, or arrangement is barred, we or NBT Bank will arrange to provide the executive with benefits substantially similar to those which the executive is entitled to receive under these plans, programs and arrangements or alternatively, pay an amount equal to the reasonable value of substantially similar benefits. Moreover, under certain circumstances we or NBT Bank or the acquiring entity will provide the executive with health coverage for 18 months after termination of employment. The agreements are effective until

December 31, 2002, and are automatically renewed for one additional year commencing at December 31, 2000 and each December 31 of following years.

SUPPLEMENTAL RETIREMENT AGREEMENTS

         We have entered into an agreement with Mr. Forsythe to provide him with supplemental retirement benefits, which we refer to as the "SERP." The SERP for the benefit of Mr. Forsythe provides that annual supplemental benefits at normal retirement will be equal to 75% of Mr. Forsythe's final average compensation (i.e., average annual base salary, commissions, bonuses and elective deferrals not includible in Mr. Forsythe's gross income under our ESOP and cafeteria plan for the five years of benefit service under our pension plan out of the last ten years of benefit service that produces the highest average, the ten years to be those immediately preceding the date of retirement but without regard to any Internal Revenue Code limitations on compensation applicable to tax qualified plans), less the sum of (a) the annual benefit payable to Mr. Forsythe under our pension plan and (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than Mr. Forsythe's elective deferrals) to our ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, the amount to be determined by an actuary selected by us or NBT Bank, and (c) social security. Reduced amounts will be payable under the SERP in the event Mr. Forsythe takes early retirement. Except in the case of early retirement, payment of benefits will commence upon the first day of the month after Mr. Forsythe attains age 65. The SERP provides that it shall at all times be unfunded except in the event of a change in control.

         We have entered into agreements with Messrs. Chewens and Dietrich to provide them with SERPs. The SERPs for the benefit of Messrs. Chewens and Dietrich provide that annual supplemental benefits at normal retirement will be equal to 50% of the executive's final average compensation (i.e. average annual base salary, commissions, bonuses and elective deferrals not includible in executive's gross income under our ESOP and cafeteria plan for the five years of benefit service under our pension plan out of the last ten years of benefit service that produces the highest average, the ten years to be those immediately preceding the date of retirement but without regard to any Internal Revenue Code limitations on compensation applicable to tax qualified plans), less the sum of
(a) the annual benefit payable to executive under our pension plan and (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than executive's elective deferrals) to our ESOP and the earnings on those amounts if those contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, such amount to be determined by an actuary selected by us or NBT Bank and (c) social security. Reduced amounts will be payable under the SERP in the event Mr. Chewens or Mr. Dietrich takes early retirement. Except in the case of early retirement, payment of benefits will commence upon the first day of the month after Mr. Chewens or Mr. Dietrich attains age 62. The SERP provides that it shall at all times be unfunded except in the event of a change in control.

DARYL R. FORSYTHE EMPLOYMENT

         In addition to the employment agreement and supplemental retirement agreement between Mr. Forsythe and us described above, we and Mr. Forsythe have entered into a wage continuation plan which provides that during the first three months of disability Mr. Forsythe will receive 100% of his regular wages reduced by any benefits received under social security, workers' compensation, state disability plan or any other similar government plan or other program, such as group coverage, paid for by us. Additionally, if the disability extends beyond three months, Mr. Forsythe will receive payments of $7,000 per month under an insurance policy with the New England Mutual Life Insurance Company. The annual cost of the policy is $7,734, which is reflected in the Summary Compensation Table above. We and Mr. Forsythe have entered into a death benefits agreement. The policy is a split-dollar life insurance policy on Mr. Forsythe's life in the face amount of $800,000. We are the owner of the policy. Upon Mr. Forsythe's death, his named beneficiary will receive $600,000 from the policy's proceeds, while we will receive the remainder of the policy's proceeds. Upon termination of the death benefits agreement (e.g., upon termination of Mr. Forsythe's employment), Mr. Forsythe is required to transfer all of his right, title, and interest in the policy to us. We pay the premium on the policy, of which an actuarially determined amount is attributable to Mr. Forsythe and is reflected in the Summary Compensation Table above.

SEVERANCE AGREEMENTS WITH MESSRS. MINOR AND MARTINES

         In October 2000, we entered into severance agreements with Messrs. Minor and Martines. In consideration for the agreements, Mr. Minor elected to retire and resign from all positions he held as an officer or director of NBT and its subsidiaries; while Mr. Martines elected to retire and resign from all positions he held as an officer of NBT's Pennsylvania banking operations. Mr. Martines continues to be a director of NBT and of Pennstar Bank, N.A. In addition to their severance agreements, Mr. Minor entered into a supplemental retirement agreement with NBT, which replaced an earlier SERP between NBT and Mr. Minor, and Mr. Martines entered into a consulting agreement with NBT.

         Mr. Minor's Agreements. Effective January 26, 2001, Mr. Minor severed his employment relationship with NBT. Mr. Minor agreed that his employment agreement with NBT would be void as of January 27, 2001. The parties agreed that nothing in the severance agreement would affect Mr. Minor's vested portion of his account in NBT's employee benefit and retirement programs. NBT agreed to pay Mr. Minor $1.2 million (which equates to the buyout of his existing employment agreement or to three years' salary and bonus) and his normal bonus for 2000. NBT agreed to purchase or to arrange for a third party to purchase Mr. Minor's Norwich, New York residence at a purchase price equal to the greater of the value of the residence as appraised by an appraiser selected by NBT or the value of Mr. Minor's investment in the residence. NBT Purchased Mr. Minor's Residence in January 2001 for $194,760. We expect to sell the residence in 2001. Mr. Minor will be allowed to lease the residence on a month-to-month basis at a mutually-agreed-upon rent ($1,200 per month) for as long as Mr. Minor chooses but for no longer than twelve months. NBT transferred to Mr. Minor title to the automobile ($14,880) and personal laptop computer (a nominal amount) used by him on January 26, 2001 and will continue in force the medical health insurance benefit program (2001 Premium $2,369) for Mr. Minor until his sixty-second birthday. The severance agreement also establishes non-competition and confidentiality requirements for Mr. Minor. Mr. Minor has agreed to a general release and discharge of NBT from all claims that he may have against NBT through January 26, 2001.

         We have entered into an agreement with Mr. Minor to provide him with a SERP. This SERP replaced an earlier SERP between Mr. Minor and us. His SERP provides that annual supplemental benefits at age 62 will be equal to $90,000, less the sum of (a) the annual benefit payable to him under our pension plan and
(b) the annual benefit that could be provided by contributions by us and NBT Bank (other than his elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided in the agreement, the amount to be determined by an actuary selected by us or NBT Bank. Once Mr. Minor reaches his social security retirement age, his $90,000 annual benefit will not only be reduced in the manner set forth in the immediately preceding sentence but also by his social security benefit. The SERP provides that it will at all times be unfunded except in the event of a change in control.

         Mr. Martines' Agreements.    Effective January 26, 2001, Mr. Martines
severed his employment relationship with NBT. Mr. Martines agreed that his employment agreement with NBT would be void as of January 27, 2001. The parties agreed that Mr. Martines after his retirement could continue to serve as director on the boards of directors of NBT and Pennstar Bank. The parties agreed that nothing in the severance agreement would affect Mr. Martines' vested portion of his account in NBT's employee benefit and retirement programs. NBT agreed to pay Mr. Martines $1.2 million (which equates to the buyout of his existing employment agreement or to three years' salary and bonus) and his normal bonus for 2000. NBT transferred to Mr. Martines title to the automobile ($24,000) used by him on January 26, 2001. The severance agreement also established non-competition and confidentiality requirements for Mr. Martines. Mr. Martines has agreed to a general release and discharge of NBT from all claims that he may have against NBT through January 26, 2001.

         Under the consulting agreement, Mr. Martines will provide consulting services to NBT through January 31, 2004. The services will include assisting in the integration of NBT's Pennsylvania operations into NBT; to serve as chairman of Pennstar Bank; to identify acquisition opportunities of other financial institutions in Pennsylvania; to provide advice regarding the Northeastern Pennsylvania marketplace; to assist in the development and marketing of NBT's products and services in the Northeastern Pennsylvania marketplace; and to foster good community relations with respect to NBT. During the term of the agreement, NBT will pay Mr. Martines $100,000 per year and will continue in force the medical health insurance program (2001 Premium $3,703) until Mr. Martines' sixty-second birthday. In this regard, Mr. Martines agreed that he will not receive any directors fees which he would otherwise have been entitled to receive. Each January or February of 2002, 2003 and 2004, NBT will grant to Mr. Martines a non-qualified option. Under this option Mr. Martines may purchase that number of shares of NBT common stock computed by dividing $250,000 by the fair market value, as defined in the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan (see Proposal 3 below for a description of this plan), of NBT's common stock on the date of grant. The agreement also provides that NBT will assume and continue in effect the LA Bank, N.A. Salary Continuation Agreement between Mr. Martines and LA Bank dated March 7, 1997; the Supplementary Retirement Benefit Agreement between Mr. Martines and LA Bank dated January 6, 1995; and the Salary Continuation Agreement between Mr. Martines and LA Bank dated May 5, 1989. These retirement benefits are funded by an insurance policy on the life of Mr. Martines. Mr. Martines agreed to renounce any entitlement to benefits under any supplemental retirement plan to which he would be entitled as a former executive of NBT or our affiliate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ending December 31, 2000, Everett A. Gilmour, our Chairman and a member of the Compensation and Benefits Committee, served on the Board of Directors of Preferred Mutual Insurance Company whose Chairman is Paul O. Stillman who is a member of our Compensation and Benefits Committee. Mr. Gilmour was our Chairman from 1972 to 1988 and from January 1995 to present. Mr. Gilmour was Chairman of NBT Bank from 1972 to 1988 and from January 1995 to September 1999.

         The law firm of Kowalczyk, Tolles, Deery and Johnston, of which Director Andrew S. Kowalczyk, Jr., Chairman of the Compensation and Benefits Committee, is a partner, provides legal services to us and NBT Bank from time to time as does the law firm of Stafford, Trombley, Owens & Curtin, of which Director William L. Owens is a partner. These services occur in the ordinary course of business and at the same terms as those prevailing for comparable transactions with other law firms.

         John D. Roberts, one of our former executive officers, is a director of the I.L. Richer Co. whose President and CEO, John C. Mitchell, serves on the Compensation and Benefits Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The primary responsibility of the Compensation and Benefits Committee is to design, implement, and administer all facets of our compensation and benefits programs for all employees. The committee is composed entirely of outside, non-employee directors. The committee approves participants who are eligible for the Executive Incentive Compensation Plan, sets the compensation plan targets for each year and approves payouts under the plan, awards director and officer stock option grants, approves the annual contribution to the NBT
Bancorp Inc. 401(k) and Employee Stock Ownership Plan for all employees, approves executive compensation, annually reviews the performance of the CEO and recommends the CEO compensation package to our Board. The committee presents its actions to our Board for approval. The objective of our executive compensation program is to develop and maintain executive reward programs which contribute to the enhancement of shareholder value, while attracting and retaining key executives who are critical to our long-term success. It is expected that total compensation will vary annually, based on the company's and individual performance.

         The compensation committee has in the past retained the services of an executive salary and benefits consultant, who is independent and unassociated with NBT, the CEO, or any member of our Board or management, to assist in setting the total compensation package of senior management. To assist the committee in fulfilling its responsibilities, the independent consultant has provided advice and guidance directed toward ensuring that our Board's practices are consistent within the industry, consistent with and in support of our goals and objectives and fairly applied throughout our company.

         The committee believes it is critical to our ongoing success that its executives continue to be among the most highly qualified and talented available to lead the organization in the creation of shareholder value. In support of this objective, the philosophy of the committee in approving and recommending executive compensation is based upon the following criteria:

o Design a total compensation package that includes a base salary, an annual incentive plan that is linked to stockholder interests, and a stock option plan that encourages share ownership and is also linked with stockholder interests.

o Set base salaries that are commensurate with each individual's responsibility, experience, and contribution to us.

o Ensure that salaries are competitive within the industry so as to be able to attract and retain highly qualified executives.

o                 Promote a pay for performance culture.

         Our executive compensation program, discussed in detail below, is made up of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentives and stock option grants. The committee and our management believe that variable compensation should be based both on short-term and long-term measurements and be directly and visibly tied to our performance, so that, while introducing appropriate risk in the payout levels, such compensation will promote a pay for performance culture within the executive team.

         In reviewing executive compensation, the committee considers a variety of factors including past performance and our Board's expectations for improvement in the future. The CEO and senior executive management review executive compensation throughout the year. The CEO presents recommendations for compensation for the Executive Management Team to the Committee each year prior to year-end for their approval. The committee annually reviews the CEO's performance against pre-established goals and with respect to our performance. The committee considers improvements in historical measures such as ROA, ROE, profit levels, non-performing assets to total assets and net non-interest expense to total expense in its assessment of performance.

BASE SALARY. Although not specifically weighted, the committee considered the performance of each executive, the level of responsibility, and current inflationary indices in establishing base salaries for executive officers. The committee has established salary ranges with the assistance of the salary and benefits consultant; salary ranges are based upon responsibility, experience, and individual performance. Mr. Forsythe receives an annual salary of $350,000 for 2001. In determining Mr. Forsythe's salary, the committee took into consideration the salaries of CEOs of similar-sized companies, the performance of NBT, and the recommendations of the salary consultant.

EXECUTIVE INCENTIVE COMPENSATION PLAN. The committee, working with an outside salary and benefits consultant, designed the current incentive plan that links the payout with stockholder interests. The committee reviews the compensation plan annually. The compensation plan, as it now exists, has three components which determine the potential award within such plan: Return on Assets, Return on Equity, and a net income goal. The compensation plan has a minimum net income requirement before any payout is possible. There are participative levels within the compensation plan which range from the maximum payout being 75% of salary for the president of our NBT Bank subsidiary and 50% for the lowest level. Beginning in 2001, each level has a corporate performance component while various levels incorporate a subsidiary component and/or an individual performance component. The corporate component is 20% and the subsidiary component is 80% for the highest level below CEO. The committee sets "stretch" targets under the plan.

         The executive incentive compensation plan established a separate level for the CEO. The compensation plan provided for a maximum payout of 80% of salary with the range of the bonus awarded in 2000 being based on the performance of NBT. Mr. Forsythe's bonus earned in 2000 was $200,000 (66.7% of salary). The bonus was paid in 2001.

         During 2000, the committee evaluated other executives receiving bonuses on the basis of comparisons to predetermined NBT and personal goals. Each officer achieved a majority of his goals and received bonuses comparably.

1993 STOCK OPTION PLAN. In order to attract and retain outstanding key management employees, further our growth, development and financial success by recognizing and awarding those key employees who are responsible for our growth and success, and to provide an incentive to, and to encourage share ownership in our company by those employees who are responsible for the policies and operations of our company and our subsidiaries, we have a non-qualified stock option plan, that is, a plan that does not meet the requirements of incentive stock option treatment under the Internal Revenue Code. The committee believes that stock options, which provide value to participants only when our stockholders benefit from stock price appreciation, are an important component of our executive compensation program. The number of options currently held by an officer is not a factor in determining individual grants. The value of stock options granted in 2000 ranged from 250% of base compensation at the CEO level down to 250 shares for selected officers. "Value" is determined by multiplying the number of options granted by the fair market value of our common stock which underlies such options on the date of the grant. With respect to the options granted in 2000 to the CEO and to all other selected officers, the committee in making the awards considered the various factors referred to above, especially our growth, financial condition, and profitability. The committee did not apply any specific weighting to the factors considered. The number of options which the committee granted to the officers was based upon individual performance and level of responsibility, subject to committee-imposed restrictions. The committee determined that the award level must be sufficient in size to provide a strong incentive for participants to work for our long-term business interests, thereby creating additional stockholder value resulting from the appreciation of our stock, and to become significant owners of us. Options are granted at the fair market value of our stock at the time of grant. Under the 1993 Stock Option Plan, options vest at the rate of 40% one year after the date of grant and an additional 20% each year thereafter. Since an option gives the officer only the right to buy these shares at a fixed price over a future period,  the  compensation  value  is  derived  by  the  incentive  to  increase
shareholder  value  in  the  future;   hence,  the  motivation  to  improve  our
performance.

MEMBERS OF THE COMPENSATION AND BENEFITS COMMITTEE

Andrew S. Kowalczyk, Jr., Chairman
Everett A. Gilmour
Dr. Peter B. Gregory
Paul O. Stillman
John C. Mitchell
William L. Owens

401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

         We amended and restated the 401(k) and Employee Stock Ownership Plan generally effective January 1, 2001, to incorporate the merger of the LA Bank, N.A. Profit Sharing/401(k) Plan, the Pioneer American Bank, N.A. 401(k) Plan and the M. Griffith, Inc. Employee Savings Plan into our plan. Since the merged plans had not been amended and restated prior to their merger into our plan, to comply with the required legislative and regulatory changes which we made to our plan in its amendment and restatement which was effective January 1, 1997, we made the effective date for the application of those required legislative and regulatory changes to the merged plans January 1, 1997. This amended and restated 401(k) and Employee Stock Ownership Plan is for the exclusive benefit of eligible employees and their beneficiaries. The plan is administered by us. Discretionary and matching contributions are invested primarily in our common stock. The investment of employee salary reduction contributions is participant-directed. The stock is voted by the plan in the manner directed by the employees. At December 31, 2000, the plan owned 952,393 shares of our common stock, 3.93% of total shares outstanding.

         All of our employees and those of NBT Bank and, effective January 1, 2001, the employees of Pennstar Bank, N.A. and M. Griffith, Inc. are eligible to participate in the plan on the first day of the month coinciding with or next following their attainment of age 21 and the completion of one year of service (i.e., the completion of 1,000 hours of service during the 12-month eligibility computation period). The plan provides for partial vesting of an employee's interest in the plan at 20% per year with 100% vesting being achieved after five years of qualified service other than (1) former participants in the Pioneer American Bank, N.A. 401(k) Plan who vest at the rate of 20% per year for the first two years of service and become 100% vested after the completion of three years of service and (2) former participants in the M. Griffith, Inc. Employee Savings Plan who vest at the rate of 0% for the first year of service and become 100% vested after the completion of two years of service.

         However, employees are eligible to make salary reduction contributions on the first day of the month coinciding with or next following their date of hire if they are scheduled to work at an annual rate of 1,000 hours. The plan provides that an eligible employee may elect to defer up to 20% of his or her salary for retirement (subject to a maximum limitation of $10,500) and that we will provide a matching contribution of 100% of the first 3% of the employee's deferred amount. In addition, we may make an additional discretionary matching contribution on behalf of participants who are employed on the last day of the plan year and who completed a year of service during the plan year. In 2000, we provided a matching contribution of $8,000 to each of Messrs. Forsythe, Minor, Dietrich and Chewens. These payments are reflected in the Summary Compensation Table.

         In addition to the discretionary matching contributions discussed in the preceding paragraph, we make discretionary contributions, as determined annually by our Board, to the plan for the benefit of the participants in the plan, provided they have completed a year of service during the plan year and are employed on the last day of the plan year. Annual contributions may not exceed amounts deductible for federal income tax purposes and are subject to the limitations of section 415 of the Internal Revenue Code. Employer contributions described under this paragraph are allocated among all participants in the proportion that each participant's compensation (as limited below) for the plan year bears to the total compensation (as limited below) of all participants for the plan year (compensation under the plan is defined as a participant's remuneration for the plan year paid in the form of base salary or wages, commissions, overtime and cash bonuses but excluding distributions from non-qualified plans, income from the exercise of stock options, and severance payments but including salary reduction contributions not includible in the participant's gross income under the plan and any other 401(k) plan of any of our subsidiaries and under our cafeteria plan). Compensation taken into account under the plan cannot exceed $170,000 for 2001. Our Board may amend or terminate the plan at any time.

         The value of a participant's plan account is the total of allocated employer contributions, employee salary deferrals, plus the earnings on those contributions and deferrals, plus or minus any gain or loss on the investment of the contributions and deferrals.

         Normal retirement age under the plan is 65. The plan also provides for early retirement at age 55 provided the participant has completed at least five years of service (the early retirement date for participants who were participants in the LA Bank, N.A. 401(k) Profit Sharing Plan on December 31, 2000, is the first day of the month coinciding with or next following the date the participant attains age 60) and disability retirement at any age. In the event a participant dies before retiring under the plan, the value of his or her account in the plan will be paid to his or her beneficiary.

         A participant's retirement benefit under the plan is the value of his or her account at the date of retirement. Effective May 1, 2001, distributions are generally made in one lump sum payment, subject to the provisions of the plan.

         As a qualified plan (under current law) employer contributions and employee salary deferrals are not currently taxed to employees; and retirement benefits will be taxable to employees when received from the plan.

         In 2000, we made a discretionary contribution of $266,225 to the plan. The Summary Compensation Table reflects payments made to our named executive officers under the plan.

1993 STOCK OPTION PLAN

         We discuss the NBT 1993 Stock Option Plan under the heading "PROPOSAL 4
- Proposal to Amend the NBT 1993 Stock Option Plan to Increase the Number of Shares Authorized for Issuance under the Plan." Please refer to our discussion in that section for a detailed summary of the 1993 Stock Option Plan.

EXECUTIVE INCENTIVE COMPENSATION PLAN

         We adopted, effective January 1, 1992, an Executive Incentive Compensation Plan to promote individual motivation for the achievement of our financial and operating objectives and to aid in attracting and retaining highly qualified personnel. Pursuant to the compensation plan, our officers are eligible to receive cash in the event certain performance criteria are satisfied. The operation of the compensation plan is predicated on our attaining and exceeding management performance goals. The goals consist of return on average assets, return on stockholders' equity, and the level of net income. Unless a participant elects to have all or a portion of his or her award deferred, distribution of awards will be made in cash during the first quarter after year-end. The Compensation and Benefits Committee must approve all distributions. This committee has broad discretion in determining who will be eligible to receive incentive compensation awards and has full power and authority to interpret, manage, and administer the compensation plan. The compensation plan provides that our Chief Executive Officer will recommend to the committee the amounts to be awarded to individual participants. The Chief Executive Officer may also recommend a change beyond the formula to a bonus award to a participant. The committee has the authority to amend the recommendation.

         The committee makes bonus awards in accordance with an established formula. An employee will be placed into a particular level, according to the participant's office and responsibility. Depending upon the particular level, the 2001 award will range from 0% to 50% of the participant's regular salary at the lowest level to 0% to 80% of the salary at the CEO level. The formula provides that the financial criteria necessary for plan operation consist of return on average assets, return on equity, and the level of net income. Incentive distributions will be based upon attainment of corporate performance goals to establish the total awards. The total awards, in turn, will be determined by reference to corporate, subsidiary and individual components. The corporate and subsidiary components will be determined by attainment of corporate and subsidiary goals (as established by the committee) and the individual component will be determined by attainment of individual goals (objectives mutually agreed upon between participants and the Chief Executive Officer). The corporate component will range from 100% for the highest level
(the President and Chief Executive Officer) to 20% for the lowest level; the subsidiary component will range from 0% for the highest level to 80% for the lowest level; and the individual component will range from 0% for the highest level to 0% for the lowest level.

         The compensation plan requires that the Chief Executive Officer will have purchased such number of shares of our common stock as will equal at the end of the five years beginning in 1999, an amount twice his or her current base salary.

         In addition, the compensation plan also requires that each of the Presidents of any of our banking subsidiaries will have purchased such number of shares of our common stock as will equal at the end of five years from his or her appointment as President his or her current base salary.

         We  include  the  amount  of  incentive   compensation  awards  to  the
individuals named in the Summary Compensation Table in the "Bonus" column of that table. We made payments of bonuses for 2000 under the plan in January 2001.

PERSONAL BENEFITS

         During the past fiscal year, no director, officer or principal stockholder or member of their respective families received any banking services or other benefits, including use of our staff, facilities or properties, not directly related to job performance and not generally available to all of our employees. We routinely provide health insurance and group life insurance to all staff members.

RELATED PARTY TRANSACTIONS

         NBT Bank and Pennstar Bank have had, and expect in the future to have, transactions in the ordinary course of business with our directors and officers and those of our subsidiaries on the same terms as those prevailing at the time for comparable transactions with others. NBT Bank and Pennstar Bank have extended credit to their directors and officers and their business interests. The total of these loans was $4,816,132, $5,944,974 and $4,834,582 at February 28, 2001, 2000 and 1999, respectively, representing 2.3%, 3.8% and 3.7% of equity capital at those dates, respectively. The highest aggregate amounts outstanding on such loans during 2000, 1999 and 1998 were $7,780,107, $6,605,468, and $5,170,843, respectively, which represented 3.7%, 5.2% and 4.0%
of equity capital at those interim dates, respectively.

         NBT Bank and Pennstar Bank made all outstanding loans to such persons in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, do not present more than normal risk of collectibility or present other unfavorable features. Based upon the information available to them, NBT Bank and Pennstar Bank do not consider that any of the officers or directors of NBT Bank, Pennstar Bank or us had a material interest in any transactions during the last year, except as stated above, or have such an interest in any proposed transactions.

         The law firm of Kowalczyk, Tolles, Deery and Johnston, of which Director Andrew S. Kowalczyk, Jr., is a partner, provides legal services to us and NBT Bank from time to time as does the law firm of Stafford, Trombley, Owens & Curtin, of which Director William L. Owens is a partner. The law firm of Needle, Goldenziel and Pascale, of which Director Gene Goldenziel is a partner, provides legal services to us and Pennstar Bank from time to time.

PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return (i.e., price change, reinvestment of cash dividends and stock dividends received) on our common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the Index for NASDAQ Financial Stocks. The stock performance graph assumes that $100 was invested on December 31, 1995. The graph further assumes the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the relevant fiscal year. The yearly points marked on the horizontal axis correspond to December 31 of that year. We calculate each of the referenced indices in the same manner. All are market-capitalization-weighted indices, so companies judged by the market to be more important (i.e., more valuable) count for more in all indices.


         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG NBT BANCORP INC.,
THE INDEX FOR  NASDAQ  FINANCIAL  STOCKS,  AND THE  NASDAQ  STOCK  MARKET  (U.S.
COMPANIES) INDEX.


{FOLLOWING IS A TABULAR  PRESENTATION OF DATA POINTS FOR THE GRAPH WHICH APPEARS
HERE IN THE PAPER COPY}

------------------------------- ---------------------------- ---------------------------- ----------------------------
Measurement Period              NBT BANCORP Inc              NASDAQ Financial Stock       NASDAQ Composite
(Fiscal Year Covered)                                        Index                        Index (US Companies)
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4Q95                         $100.00                      $100.00                      $100.00
------------------------------- ---------------------------- ---------------------------- ----------------------------
             1Q96                         $ 97.89                      $103.12                      $104.78
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2Q96                         $ 95.04                      $104.45                      $112.81
------------------------------- ---------------------------- ---------------------------- ----------------------------
             3Q96                         $ 98.69                      $114.17                      $116.86
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4Q96                         $111.41                      $127.88                      $123.03
------------------------------- ---------------------------- ---------------------------- ----------------------------
             1Q97                         $121.62                      $132.92                      $116.48
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2Q97                         $168.56                      $155.03                      $137.70
------------------------------- ---------------------------- ---------------------------- ----------------------------
             3Q97                         $166.49                      $180.88                      $161.10
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4Q97                         $180.03                      $200.39                      $150.26
------------------------------- ---------------------------- ---------------------------- ----------------------------
             1Q98                         $187.83                      $209.61                      $175.83
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2Q98                         $228.48                      $202.13                      $181.66
------------------------------- ---------------------------- ---------------------------- ----------------------------
             3Q98                         $208.63                      $166.77                      $162.57
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4Q98                         $224.25                      $194.84                      $210.63
------------------------------- ---------------------------- ---------------------------- ----------------------------
             1Q99                         $201.90                      $188.21                      $236.62
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2Q99                         $199.92                      $203.46                      $258.42
------------------------------- ---------------------------- ---------------------------- ----------------------------
             3Q99                         $170.49                      $170.54                      $264.37
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4Q99                         $161.95                      $177.38                      $391.96
------------------------------- ---------------------------- ---------------------------- ----------------------------
             1Q00                         $153.27                      $167.31                      $440.61
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2Q00                         $114.77                      $152.17                      $382.31
------------------------------- ---------------------------- ---------------------------- ----------------------------
             3Q00                         $130.69                      $184.91                      $354.19
------------------------------- ---------------------------- ---------------------------- ----------------------------
             4Q00                         $161.13                      $196.91                      $238.41
------------------------------- ---------------------------- ---------------------------- ----------------------------



                                   PROPOSAL 2

  PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
             AUTHORIZED SHARES OF OUR COMMON STOCK FROM 30 MILLION
                           SHARES TO 50 MILLION SHARES

         By resolution adopted January 22, 2001, our Board declared it advisable for us to amend our Certificate of Incorporation to increase the number of shares of stock that we have the authority to issue to an aggregate of 52,500,000 shares, of which 50,000,000 shares would be common stock and 2,500,000 shares would be preferred stock, and directed that the amendment to the Certificate be submitted to a vote of our stockholders at our annual meeting. If our stockholders adopt the proposal, Article FOURTH of the Certificate, as amended, would be amended to read as follows:

                  "FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Fifty-Two Million Five Hundred Thousand (52,500,000) shares consisting of Fifty Million (50,000,000) shares of Common Stock, par value $.01 per share and Two Million Five Hundred Thousand (2,500,000) shares of Preferred Stock, par value $.01 per share."

         The Certificate currently authorizes the issuance of up to 32,500,000 shares, consisting of 30,000,000 shares of common stock and 2,500,000 shares of preferred stock. As of February 28, 2001, we had 23,804,327 shares of common stock outstanding and held 432,996 shares of our common stock in our treasury; and no shares of preferred stock were outstanding. In addition, as of the same date, we had reserved 3,063,369 shares of common stock for issuance as follows:
1,775,353 shares for issuance under our employee stock option plans, 38,587 shares for issuance under our board of directors retainer plan, 476,560 shares for issuance under our employee stock purchase plan, and 772,869 shares for issuance under our dividend reinvestment plan. Moreover, we will reserve 500,000 shares for our Directors Plan and an additional 2,500,000 shares for our 1993 Stock Option Plan, each reservation being subject to stockholder approval. As of February 28, 2001, these outstanding shares, treasury shares, and shares reserved and to be reserved for future issuance totaled 30,722,484. Moreover, we have reserved sufficient shares of preferred stock for possible issuance pursuant to our stockholder rights plan adopted in November 1994.

         In 2000, our stockholders approved an increase in the number of authorized shares of our common stock from 15,000,000 shares to 30,000,000 shares. At that time, our Board stated its belief that it was in the best interests of NBT and our stockholders to increase the number of authorized shares of our common stock in order to have additional shares of a total of approximately 10.325 million shares available for issuance to the respective stockholders of Lake Ariel Bancorp, Inc. and Pioneer American Holding Company Corp. in connection with our acquisition of those two companies, which occurred in February 2000 and July 2000, respectively, and to meet a variety of business needs as they may arise and to enhance our flexibility in connection with possible future actions. We have also entered into an agreement to merge with First National Bancorp, Inc. In that merger, which we expect to complete during the second quarter of 2001, we will issue approximately 1.06 million shares of our common stock to the former stockholders of First National Bancorp. In conjunction with this merger announcement, our Board authorized the purchase in the market of up to 1.03 million shares of our common stock. In recommending that the number of authorized shares of our common stock be increased from 15,000,000 shares to 30,000,000 shares, our Board indicated that the business needs that could arise may include needs in connection with stock dividends, stock splits, employee benefit programs, corporate business combinations, funding of business acquisitions, and other corporate purposes.

         Our Board has proposed that our stockholders approve at our annual meeting the authorization of an additional 2,500,000 shares for issuance under the NBT 1993 Stock Option Plan (see Proposal No. 4 below) and 500,000 shares for issuance under the proposed NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan (see Proposal No. 3 below). The requirements for our shares referred to in the preceding paragraph will again leave us without sufficient authorized shares for the general purposes described. Our Board continues to believe that having additional shares available for these purposes is in our company's best interest. Therefore, it has proposed to increase the number of authorized shares of common stock by an additional 20,000,000 shares. Although our Board periodically considers transactions such as those listed above, it currently does not have plans to issue any significant amount of such common stock or preferred stock, except as described in this proxy statement and except for issuances resulting from the proposed First National Bancorp merger.

         The authorized shares of our common stock in excess of those presently issued will be available for issuance at those times and for those purposes as our Board may deem advisable without further action by our stockholders, except as may be required by applicable laws or regulations. In this regard, the rules of the National Association of Securities Dealers, Inc. with respect to securities of companies approved for trading on the Nasdaq National Market, upon which the NBT common stock trades, currently require stockholder approval of (a) acquisition transactions where the present or potential issuance of shares could result in an increase of 20% or more in the number of shares of common stock outstanding, (b) a stock option or purchase plan to be established pursuant to which officers or directors may acquire stock (except warrants and rights issued generally and except broadly based plans and arrangements including other employees), and (c) a transaction in which the issuance would result in a change of control. Our Board does not intend to issue any stock except on terms or for reasons that our Board deems to be in our best interests. Because the holders of our common stock do not have preemptive rights, the issuance of our common stock otherwise than on a pro-rata basis to all of our current stockholders would reduce our current stockholders' proportionate interests. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases. Any future issuance of our common stock or preferred stock will be subject to the rights of holders of outstanding shares of any preferred stock that we may issue in the future. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, our Board does not intend or view the increase in authorized common stock as an anti-takeover measure, nor are we aware of any proposed or contemplated transaction of a hostile type, and we are not recommending this amendment to the Certificate in response to any specific effort of which we are aware to obtain control of us.

         OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE. Properly completed proxies will be voted FOR this proposal unless stockholders specify otherwise in their proxies. If this proposal is approved by the stockholders, it will become effective upon the filing of the Certificate of Amendment of our Certificate of Incorporation with the Secretary of State of the State of Delaware, which will occur as soon as reasonably practicable after approval. We have attached Article FOURTH of our Certificate of Incorporation, as it is proposed to be amended, as Appendix A to this proxy statement.

VOTE REQUIRED

         Adoption of the amendment to the Certificate requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the proposal. Abstention from voting on this amendment and broker non-votes have the same legal effect as a vote "against" this amendment.


                        DESCRIPTION OF NBT CAPITAL STOCK

AUTHORIZED CAPITAL STOCK. Our current authorized stock consists of 30,000,000 shares of common stock, $.01 par value per share and 2,500,000 shares of preferred stock, $.01 par value per share, none of which are outstanding. Our Board is authorized to issue, without further stockholder approval, preferred stock from time to time in one or more series, and to determine the provisions applicable to each series, including, the number of shares, dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, sinking fund provisions, redemption price or prices, and liquidation preferences. As of February 28, 2001, 23,804,327 shares of our common stock were outstanding.

COMMON STOCK. Under Delaware law, stockholders generally are not personally liable for a corporation's acts or debts. Subject to the preferential rights of any other shares or series of capital stock, holders of shares of our common stock are entitled to receive dividends on shares of common stock if, as and when authorized and declared by our Board out of funds legally available for dividends and to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding-up after payment of, or adequate provision for, all of our known debts and liabilities.

         Each outstanding share of our common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. Unless a larger vote is required by law, our certificate of incorporation or our bylaws, when a quorum is present at a meeting of stockholders, a majority of the votes properly cast upon any question other than the election of directors shall decide the question. A plurality of the votes properly cast for the election of a person to serve as a director is required to elect directors. Except as otherwise required by law or except as provided with respect to any other class or series of capital stock, the holders of our common stock possess the exclusive voting power. There is no cumulative voting in the election of directors. Our Board is classified into three categories with each category as equal in number as possible. This means, in general, that approximately one-third of the members of our Board are subject to reelection at each annual meeting of stockholders.

         Holders of our common stock have no conversion, sinking fund or redemption rights, or preemptive rights to subscribe for any of our classes of stock.

         All shares of our common stock have equal dividend, distribution, liquidation and other rights, and have no preference, appraisal or exchange rights.

PREFERRED STOCK. Our Board is authorized, without any further vote or action by our stockholders, to issue shares of preferred stock in one or more series, to establish the number of shares in each series and to fix the designation, powers, preferences and rights of each preferred series and the qualifications, limitations or restrictions of the series, in each case, if any, as are permitted by Delaware law. Because our Board has the power to establish the preferences and rights of each class or series of preferred stock, it may afford the stockholders of any series or class of preferred stock preferences, powers and rights, voting or otherwise, senior to the rights of holders of shares of our common stock. The issuance of shares of our preferred stock could have the effect of delaying, deferring or preventing a change in control of NBT.

STOCKHOLDER RIGHTS PLAN. In November 1994, we adopted a stockholder rights plan designed to ensure that any potential acquiror of NBT would negotiate with our Board and that all of our stockholders would be treated equitably in the event of a takeover attempt. At that time, we paid a dividend of one Preferred Share Purchase Right for each outstanding share of our common stock. Similar rights are attached to each share of our common stock issued after November 15, 1994. Under the rights plan, the rights will not be exercisable until a person or group acquires beneficial ownership of 20 percent or more of our outstanding common stock, begins a tender or exchange offer for 25 percent or more of our common stock, or an adverse person, as declared by our Board, acquires 10 percent or more of our common stock. Additionally, until the occurrence of that event, the rights are not severable from our common stock and therefore, the rights will transfer upon the transfer of shares of our common stock. Upon the occurrence of those events, each right entitles the holder to purchase one one-hundredth of a share of our Series R Preferred Stock, $.01 par value per share, at a price of $100. The rights plan also provides that upon the occurrence of certain specified events the holders of rights will be entitled to acquire additional equity interests in NBT or in the acquiring entity, such interests having a market value of two times the right's exercise price of $100. The rights expire November 14, 2004, and are redeemable in whole, but not in part, at our option prior to the time they become exercisable, for a price of $0.01 per right. The rights have certain anti-takeover effects. The rights may cause substantial dilution to a person or group that attempts to acquire NBT on terms not approved by our Board. The rights should not interfere with any merger or other business combination approved by our Board.

REGISTRAR AND TRANSFER AGENT. Our registrar and transfer agent is American Stock Transfer and Trust Company, New York, New York.


                                   PROPOSAL 3

         APPROVAL OF THE NBT NON-EMPLOYEE DIRECTOR, DIVISIONAL DIRECTOR
                    AND SUBSIDIARY DIRECTOR STOCK OPTION PLAN

         On December 18, 2000, our Board adopted the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan, which we refer to in this section of the proxy statement as the "Directors Plan," effective January 22, 2001, for the benefit of our non-employee directors and non-employee divisional directors. Approximately 26 of our non-employee directors and divisional directors are eligible to participate in the Directors Plan. We have reserved 500,000 shares of our common stock for issuance under the Directors Plan, subject to stockholder approval within 12 months of Board approval.

         At the annual meeting, we are asking our stockholders to consider and approve the Directors Plan, under which the Board is given authority to grant non-qualified options to purchase shares of our common stock. By approving the Directors Plan, the stockholders will also approve our Board's reservation of 500,000 shares of our common stock for issuance under the Directors Plan.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NBT NON-EMPLOYEE DIRECTOR, DIVISIONAL DIRECTOR AND SUBSIDIARY DIRECTOR STOCK OPTION PLAN AND OUR RESERVATION OF 500,000 SHARES OF OUR COMMON STOCK FOR ISSUANCE UNDER THE DIRECTORS PLAN.

SUMMARY OF THE DIRECTORS PLAN

         Purpose. The purpose of the Directors Plan is, through the grant to non-employee directors and non-employee divisional directors of non-qualified options under a formula, to attract and retain these individuals and to motivate them to exercise their best efforts on behalf of us and our subsidiaries.

         Administration. The Directors Plan is administered by the Compensation and Benefits Committee, which is appointed by our Board. The committee will consist of no fewer than three members of our Board who are non-employee directors as defined by Rule 16b-3 under the Securities Exchange Act of 1934. The committee has full authority to adopt rules and regulations, which are not inconsistent with the provisions of the Directors Plan, for the proper administration of the Directors Plan. The committee has full authority to interpret the Directors Plan. Decisions of the committee are final and binding upon us, our stockholders and all participants. We will pay all costs of administration of the Directors Plan.

         Eligibility. Any person who is one of our non-employee directors or a non-employee divisional director will be eligible to receive stock options under the Directors Plan. The Directors Plan defines "non-employee director" as a director of NBT or an NBT subsidiary who is not an employee of NBT or any NBT subsidiary; and "non-employee divisional director" as a director of a division of NBT Bank, N.A. or of an NBT subsidiary but only if that person is not an employee of NBT or any NBT subsidiary. If any person serves as a non-employee director or a non-employee divisional director on a number of boards or divisions of NBT, NBT Bank or other NBT subsidiary, that person will receive stock awards under the Directors Plan in each capacity in which he or she serves.

         Shares of Stock Subject to Directors Plan. The Directors Plan provides that a total of 500,000 shares will be available for the grant of non-qualified options. This amount will be adjusted to reflect any stock dividend, stock split, share combination, or similar change in our capitalization. Common stock issued under the Directors Plan may be authorized but unissued common stock or reacquired common stock.

         Term of Options. The term of each option granted under the Directors Plan will be ten years from the date of grant. The term may be shortened upon the occurrence of various events discussed below under "Termination of Directorship."

         Grants of Options. The Directors Plan provides for the automatic and formulaic grant of options to purchase shares of our common stock as follows:

         Effective on January 22, 2001, we granted

o each NBT non-employee director an option to purchase 1,000 shares of our common stock;

o each non-employee director of a subsidiary bank and each non-employee divisional director of a subsidiary bank an option to purchase 500 shares of our common stock; and

o each non-employee director and each non-employee divisional director of a subsidiary of NBT other than our subsidiary banks an option to purchase 250 shares of our common stock.

         In each year following 2001, on the first regularly scheduled NBT Board meeting, NBT Bank board meeting or NBT Bank divisional directors meeting, or board meeting or divisional directors meeting of an NBT subsidiary other than NBT Bank, we will grant options as follows:

o to each NBT non-employee director, an option to purchase that number of shares of our common stock equal to 1,000 multiplied by a fraction, the denominator of which is the number of regularly scheduled NBT Board meetings held during the calendar year preceding the date of grant and the numerator of which is the number of regularly scheduled NBT Board meetings actually attended by that person during that calendar year;

o to each non-employee director and non-employee divisional director of NBT Bank, an option to purchase that number of shares of our common stock equal to 500 multiplied by a fraction, the denominator of which is the number of regularly scheduled NBT Bank board meetings or NBT Bank divisional directors meetings held during the calendar year preceding the date of grant and the numerator of which is the number of regularly scheduled NBT Bank board meetings or NBT Bank divisional directors meetings actually attended by that person during that calendar year; and

o to each non-employee director and non-employee divisional director of one of our subsidiaries other than NBT Bank, an option to purchase that number of shares of our common stock equal to 250 multiplied by a fraction, the denominator of which is the number of that subsidiary's regularly scheduled board meetings or regularly scheduled divisional directors meetings held during the calendar year preceding the date of grant and the numerator of which is the number of that subsidiary's regularly scheduled board meetings or regularly scheduled divisional directors meetings actually attended by that person during that calendar year.

         The Directors Plan also provides for the grant in each of 2002, 2003 and 2004 to Mr. Martines of an option to purchase that number of shares of our common stock equal to $250,000 divided by the fair market value of one share of our common stock on the respective date of grant.

         Option Exercise Price. The exercise price of options to purchase shares of our common stock under the Directors Plan will equal the fair market value of our common stock on the date the particular option is granted. The Directors Plan defines fair market value as the average of the twelve prices representing
(a) the highest quoted selling prices of the common stock on the National Market System of Nasdaq during each of the six days including the date of grant and each of the five preceding trading days prior to the date of grant and (b) the lowest quoted selling prices of the common stock on the National Market System of Nasdaq during each of the six days including the date of grant and each of the five preceding trading days prior to the date of grant; if there is no sale reported on the National Market System of Nasdaq for any particular date within that six-day period, then selling prices for that date will be dropped from the average and there will be added, to the selling prices used in calculating fair market value, the selling prices for that number of the most recent preceding trading day or days on which sales were reported on the National Market System of Nasdaq so that the number of trading days used in calculating the average selling price will equal six trading days.

         Exercise of Options. Options are exercisable in installments commencing one year after the date of grant to the extent of forty percent of the number of shares originally covered by the option with respect to each particular grant of options and to the extent of an additional twenty percent of the number of shares upon the passing of each succeeding year, so that upon the expiration of four years from the date of grant one hundred percent of the number of shares will be eligible for exercise by the recipient. The installments are cumulative. No option may be exercised after the expiration of ten years from the date of grant. Except as set forth below under "Termination of Directorship" or under "Transferability of Options," options will be exercisable only by a non-employee director or non-employee divisional director while he or she remains a non-employee director or non-employee divisional director.

         The Directors Plan provides that, for each share of common stock purchased upon exercise of an option, the optionee will receive a replacement option, if he or she at the time of exercise is an active non-employee director or non-employee divisional director. We refer to these replacement options as "reload options." Each reload option will entitle the optionee to purchase another share of our common stock at the fair market value of that share of our common stock upon the date of grant of that reload option. No reload will be granted upon the exercise of a reload option. Reload options will

o become exercisable two years after their date of grant, provided that the optionee is then a non-employee director or a retired non-employee director, or non-employee divisional director or a retired non-employee divisional director;

o be exercisable for the same number of years that was originally assigned to the option which the reload option replaced; and

o be subject to the terms and conditions of an option agreement evidencing the grant of an option under the Directors Plan.

         Payment of Exercise Price. Options may be exercised in whole or in part from time to time by giving written notice of exercise to our chief financial officer or secretary at our principal office. The option price will be payable

o                 in cash or its equivalent;

o by the transfer of shares of our common stock newly acquired upon exercise of an option or shares of our common stock previously acquired by the optionee, provided that the previously acquired shares so transferred have been held by the optionee for more than six months on the date of exercise; or

o by permitting the optionee to deliver a properly executed notice of exercise of the option to us and a broker with irrevocable instructions to the broker to deliver to us the amount of sale or loan proceeds necessary to pay the exercise price of the option.

         Termination of Directorship. The Directors Plan provides that, upon termination of a director's or divisional director's directorship with us and all of our subsidiaries, the outstanding options will be affected as follows:

o except as otherwise provided in the following paragraphs, if a non-employee director's service as an NBT director and of all of our subsidiaries or if a non-employee divisional director's service as a divisional director of all of our subsidiaries terminates prior to the expiration date of that individual's option, then the option may be exercised by that person, to the extent of the number of shares that could have been exercised on the day before termination, at any time prior to the earlier of (a) the expiration date of the option or (b) the date twelve months after the date of that person's termination of service;

o if a non-employee director or if a non-employee divisional director becomes disabled while serving in that capacity and prior to the expiration date of his or her options his or her position as a director or divisional director terminates as a consequence of that disability, then the option may be exercised in full by that person or, in the event of his or her legal disability, by his or her legal representative, at any time prior to the expiration date of the option;

o if a non-employee director or if a non-employee divisional director dies prior to the expiration date of his or her options, then the option may be exercised in full by that person's estate, personal representative or beneficiary at any time prior to the expiration date of the option;

o if a non-employee director or if a non-employee divisional director retires from service prior to the expiration date of his or her options, then the option may be exercised in full by that person at any time prior to the expiration date of the option; and

o if a non-employee director's service or if a non-employee divisional director's service terminates for "cause," all options held by that person shall be deemed forfeited and immediately terminated. Termination for "cause" means termination because that person committed an act of fraud, embezzlement, or theft constituting a felony or an act intentionally against our interests or those of a subsidiary which causes material injury to us or that subsidiary.

         Transferability of Options. The Directors Plan provides in general that no option may be assigned or transferred by any non-employee director or non-employee divisional director otherwise than by will or by the laws of descent and distribution. However, the Directors Plan does allow the committee to permit transfer of an option to the optionee's immediate family members.

         Amendment and Termination of Directors Plan. No options may be granted under the Directors Plan after January 31, 2011. Our Board may terminate the Directors Plan at any time. Our Board may amend the Directors Plan at any time without the approval of our stockholders; however, our Board may not amend the Directors Plan without further stockholder approval to

o increase the aggregate number of shares as to which options may be granted under the Directors Plan (other than capital adjustments referred to under "Shares of Stock Subject to the Directors Plan" above),

o                 change the class of persons eligible to receive options,

o change the provisions of the Directors Plan regarding the option price,

o                 extend the period during which options may be granted,

o extend the maximum period after the date of grant during which options may be exercised, or

o change the provision in the Directors Plan as to qualification for membership on the committee.

         Without the consent of the optionee, no amendment or termination of the Directors Plan may adversely affect that optionee's rights under a previously granted option.

         Miscellaneous Provisions. The Directors Plan has made provision with respect to additional matters relating to one's participation in the Directors Plan. These can be summarized as follows:

o A non-employee director or non-employee divisional director will have no rights as an NBT stockholder with respect to any shares of common stock covered by an option until the issuance of a stock certificate representing shares of common stock;

o Options granted under the Directors Plan will be evidenced by an option agreement; following the grant of an option, the recipient of the grant must enter into the option agreement;

o Neither the Directors Plan nor any grant of an option under the Directors Plan will be construed as giving any director or divisional director any right to be retained as a director or divisional director of NBT or any subsidiary;

o Immediately upon a change of control, as defined in the Directors Plan, all options will become immediately exercisable in full; and

o Each member of our Board or committee shall be indemnified and held harmless by us from any losses, costs, liabilities and expenses incurred by him or her in connection with any claim or proceeding arising under the Directors Plan, as more fully described in the Directors Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Under the present provisions of the Internal Revenue Code of 1986, the federal income tax consequences of the Directors Plan are as follows:

o The granting of a non-qualified option to an optionee will not result in taxable income to the recipient or a deduction in computing the income tax of NBT or any of our subsidiaries;

o Upon exercise of a non-qualified option, the excess of the fair market value on the date of exercise of the shares acquired over the option price is (a) taxable to the optionee as ordinary income and (b) deductible by us in computing our gross income for federal tax purposes.

         We attach a copy of the Directors Plan to this proxy statement as Appendix B.

VOTE REQUIRED

         Approval of the Directors Plan and the reservation of shares for issuance under the plan requires the affirmative vote of a majority of the shares of common stock represented at the annual meeting in person or by proxy and entitled to vote at the meeting.

TABLE SHOWING OPTION GRANTS PENDING STOCKHOLDER APPROVAL

         Our Board at its meeting on January 22, 2001 granted non-qualified options in accordance with the formula established by the Directors Plan to the non-employee directors and non-employee divisional directors of NBT and our subsidiaries. The option grants, totaling 25,500 shares, are conditioned upon our stockholders' approving the Directors Plan at our annual meeting. If the stockholders do not approve the Directors Plan, all grants of options under the Directors Plan will be null and void. The following table summarizes the grants to our directors, to all of our directors as a group, and to all of our directors and divisional directors as a group:


                                             NBT DIRECTORS PLAN BENEFITS

                                                                       OPTION              MARKET VALUE OF
                           NUMBER OF                 OPTION            EXPIRATION          COMMON STOCK
NAME                       OPTIONS GRANTED           PRICE(1)          DATE                UNDERLYING OPTIONS(2)
-------                    ---------------           -----             --------------      ------------------

J. Peter Chaplin           1,500                     $16.0625          January 23, 2011    $$$$$


                                       32

Richard Chojnowski         1,500                     $16.0625          January 23, 2011    $$$$$
Everett A. Gilmour         1,500                     $16.0625          January 23, 2011    $$$$$
Gene E. Goldenziel         1,500                     $16.0625          January 23, 2011    $$$$$
Peter B. Gregory           1,500                     $16.0625          January 23, 2011    $$$$$
William C. Gumble          1,500                     $16.0625          January 23, 2011    $$$$$
Bruce D. Howe              1,500                     $16.0625          January 23, 2011    $$$$$
Andrew S. Kowalczyk, Jr.   1,750                     $16.0625          January 23, 2011    $$$$$
Dan B. Marshman            1,500                     $16.0625          January 23, 2011    $$$$$
John C. Mitchell           1,750                     $16.0625          January 23, 2011    $$$$$
Joseph G. Nasser           1,500                     $16.0625          January 23, 2011    $$$$$
William L. Owens           1,500                     $16.0625          January 23, 2011    $$$$$
Paul O. Stillman           1,500                     $16.0625          January 23, 2011    $$$$$

All non-employee
directors as a group
(13 persons)              20,000                     $16.0625          January 23, 2011    $$$$$

All non-employee
directors and non-
employee divisional
directors as a group
(26 persons)              25,500                     $16.0625          January 23, 2011    $$$$$


(1) Fair market value of a share of our common stock on the date of the grant of the option.
(2) The market value is based on the last sales price of a share of NBT common stock on the Nasdaq National Market on March XX, 2001.


                                   PROPOSAL 4

          PROPOSAL TO AMEND THE NBT 1993 STOCK OPTION PLAN TO INCREASE
           THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN

         Our Board has adopted, and recommends that the stockholders approve, the following amendment to the NBT 1993 Stock Option Plan. We refer to the NBT 1993 Stock Option Plan in this section of the proxy statement as the "1993 Plan." We have attached the 1993 Plan as amended to this proxy statement as Appendix C.

         INCREASE IN PLAN SHARES. Currently, the 1993 Plan provides for options to be granted permitting the purchase of a maximum of 1,775,353 shares of our common stock. As of the date of this proxy statement, options to purchase a total of 1,780,955 shares of our common stock have been granted. Of this amount, options to purchase 5,602 shares have been granted by us subject to stockholder approval of this proposal. No options currently remain available for future issuance. Of the total options granted, 1,693,226 remain available for exercise. In order for the 1993 Plan to be able to accomplish the purposes and goals established by the Board for the 1993 Plan, the Board has determined to increase the number of shares available for option under the 1993 Plan by 2,500,000 shares to 4,275,353 shares. Our Board is requesting our stockholders to approve an amendment to the 1993 Plan to allow this authorization of additional shares of our common stock for issuance under the 1993 Plan. Approval of the amendment to the 1993 Plan will also approve the reservation of the additionally authorized shares for issuance under the 1993 Plan. If the stockholders approve this amendment to the 1993 Plan, options will be available for future grant to purchase a total of 2,494,398 shares of common stock.

SUMMARY OF THE 1993 PLAN

         Our Board adopted our stock option plan in 1993, which our stockholders approved at the 1993 annual meeting, and amended the 1993 plan in 1998 which amendment the stockholders approved at the 1998 annual meeting. The 1993 Plan is intended to promote our interests and those of our stockholders by encouraging ownership of our capital stock by our officers and other key employees and our subsidiaries in order to help attract and retain in our service persons of exceptional competence, by furnishing added incentives for them to increase their efforts on our behalf, and by gaining for us the advantages inherent in key employees having an ownership interest in us. The 1993 Plan will expire on April 18, 2008.

         The 1993 Plan  authorizes  the  granting  of  non-qualified  options to purchase shares of our common stock to our officers and other key management employees and the officers and other key management employees of our subsidiaries. Approximately 250 of the officers and other key management employees of NBT and our subisidaries are eligible to participate in the 1993 plan. The 1993 Plan does not permit the grant of incentive stock options. Common stock issued under the 1993 Plan may be authorized but unissued common stock or reacquired common stock. The 1993 Plan is administered by our Board, the Compensation and Benefits Committee, or a subcommittee of that committee, consisting of at least three of our Directors who are non-employee directors as defined by Rule 16b-3 adopted by the SEC under the Securities Exchange Act of 1934.

         The committee (or subcommittee, as the case may be) is authorized to determine the key management employees to whom grants of options may be made under the 1993 Plan, the number and terms of options to be granted to each key management employee selected, the time or times when options will be granted, the period during which options will be exercisable, and the exercise price per share of common stock. The exercise price may not be less than the fair market value of a share of common stock at the date of the option grant.

         The recipient of options granted to a key management employee under the 1993 Plan may not transfer his or her options otherwise than by will or by the law of descent and distribution, and the option may be exercisable during that person's life only by him or her. No option may be exercisable after the expiration of ten years from the date the option is granted. Options are exercisable only in specified installments during the option period: to the extent of forty percent of the number of shares originally covered with respect to each particular grant of options at any time after the expiration of one year from the date of grant, and to the extent of an additional twenty percent of the number of shares upon the expiration of each succeeding year, so that upon the expiration of four years from the date of grant one hundred percent of the number of shares will be eligible for exercise by the recipient. The installments are cumulative.

         The 1993 Plan provides that for each share of common stock purchased and held for two years by an optionee upon the exercise of a stock option, the optionee will receive a replacement option, which we refer to as a reload option, to purchase another common share. Granting of a reload option is subject to the express approval of our Board or the committee. No reload options will be granted upon the exercise of a reload option. Moreover, if an optionee sells shares of our common stock without Board or committee approval within two years after the grant of a reload option, then the number of shares available for purchase by that optionee will be reduced by that number of shares sold without approval.

         The 1993 Plan provides that immediately upon the occurrence of a change in control of us, all outstanding options will immediately vest and become exercisable in full, including that portion of any option that had not become vested and exercisable before the change in control.

         In general, upon termination of an optionee's employment, options will be exercisable, but only within a period of 30 days from the date of his or her termination of employment, to the extent that he or she was entitled to exercise the option at the date of termination. Upon the optionee's death, the option will become exercisable in full on the date of death and will be exercisable by the personal representative within six months of the date of death. Upon an optionee's retirement or permanent and total disability, the option will become exercisable in full on that date and will otherwise remain exercisable in accordance with the terms of the option. If an optionee's employment with us or our subsidiaries is terminated for cause, the optionee's options will be canceled on the date the employment is terminated.

         The 1993 Plan provides that, if there occurs a change in the number of outstanding shares of common stock by reason of a stock split, stock dividend, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or other similar event, the committee may, in its discretion, make such adjustments as may be equitably required in the number of shares that may be issued under the 1993 Plan, in the number of shares which are subject to outstanding options, and in the purchase price per share relating to the outstanding options.

         Our Board may amend the 1993 Plan at any time without the approval of our stockholders, but no amendment which (a) increases the aggregate number of shares as to which options may be granted under the 1993 Plan (other than equitable adjustments referred to in the immediately preceding paragraph which will not constitute amendments), (b) changes the class of persons eligible to receive options, (c) changes the provisions of the 1993 Plan regarding the option price, (d) extends the period during which options may be granted, (e) extends the maximum period after the date of grant during which options may be exercised, or (f) changes the provision in the 1993 Plan as to qualification for membership on the committee will be effective unless and until the amendment is approved by our stockholders. In the event of our dissolution or liquidation or a merger or consolidation in which we are not to be the surviving corporation or a sale of substantially all of our assets to another corporation, every option outstanding under the 1993 Plan will terminate, except that the optionee will have, after at least 40 days' prior written notification of the transaction, the right to exercise, prior to or simultaneously with that event, his or her option to purchase any or all shares then subject to the option, including those, if any, which have not before that time become available for purchase under other provisions of the 1993 Plan.

         As of December 31, 2000, 1,657,781 shares of our common stock have been reserved for issuance under the 1993 Plan. In 2000, we granted non-qualified options, which expire in 2010, for 414,300 shares to 156 key employees, at option prices ranging from $10.44 to $14.88. Options for 1,183,159 shares were outstanding at December 31, 2000 with option prices ranging from $7.52 to $20.60 per share for all officers as a group. All grants of options were at 100% of fair market value as of date of the grant. We have adjusted options and option prices for all stock dividends to date.

FEDERAL INCOME TAX CONSEQUENCES

         Under the present provisions of the Internal Revenue Code, the federal income tax consequences of the 1993 Plan are as follows: the granting of a non-qualified option to an employee will not result in taxable income to the recipient or a deduction in computing the income tax of us or any subsidiary. Upon exercise of a non-qualified option, the excess of the fair market value on the date of exercise of the shares acquired over the option price is (a) taxable to the optionee as ordinary income and (b) deductible by us in computing our income tax, subject to satisfying applicable withholding requirements and general rules relating to reasonableness of compensation.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE NBT 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN AND APPROVAL OF THE RESERVATION OF SHARES FOR ISSUANCE UNDER THE PLAN.

VOTE REQUIRED

         Approval of the proposal to amend the NBT 1993 Stock Option Plan and approval of the reservation of shares of our common stock for issuance under the plan require the affirmative vote of a majority of the shares of common stock represented at the annual meeting in person or by proxy and entitled to vote at the meeting.


          NOTICE OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS

         Our Board upon the recommendation of the Risk Management Committee has appointed KPMG LLP as our independent auditors to audit our financial statements for the fiscal year ending December 31, 2001. KPMG LLP has served as our independent auditors since 1987. We expect representatives of KPMG LLP to be present at our annual meeting. Those representatives will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.


                        RISK MANAGEMENT COMMITTEE REPORT

[The Risk Management Committee will be meeting on March 26, 2001. At that time, the Committee will issue its report regarding the preparation of NBT's consolidated financial statements, will consider the independence of KPMG, and will make its determination regarding recommending the inclusion of the audited consolidated financial statements in NBT's Form 10-K for the year ended December 31, 2000.]

         Our Risk Management Committee comprises seven directors who are not officers of NBT. The Risk Management Committee held four meetings during 2000. The meetings were designed to facilitate and encourage private communication between the Risk Management Committee, the internal auditors and our independent public accountants, KPMG LLP.

         The Risk Management Committee has prepared a report regarding the preparation of our consolidated financial statements as of and for the three years ended December 31, 2000. The Risk Management Committee has

o reviewed and discussed the audited consolidated financial statements with NBT management;

o discussed with KPMG, our independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AUss.380);

o received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG its independence.

         On the basis of its review and discussions referred to in this section of the proxy statement, the Risk Management Committee has recommended to our Board that the audited consolidated financial statements be included in our Annual Report on SEC Form 10-K for the year ended December 31, 2000 for filing with the SEC.

         John C. Mitchell, Chairman of the Risk Management Committee Joseph G. Nasser
         J. Peter Chaplin
         Richard Chojnowski
         Everett A. Gilmour
         William C. Gumble
         Bruce D. Howe

         Members of the Risk Management Committee

         Our Board has adopted a written charter for the Risk Management Committee. We attach a copy of the Risk Management Committee Charter as Appendix D to this proxy statement. Each of the members of the Risk Management Committee is independent from us as defined by the National Association of Securities Dealers listing standards.

         AUDIT FEES. In 2000, KPMG billed us a total of $321,500 for professional services rendered for the audit of our annual consolidated financial statements as of and for the three years ended December 31, 2000, the reviews of our interim consolidated financial statements included in NBT's SEC Form 10-Q quarterly reports for 2000 and the audits of our supplemental consolidated financial statements as of and for the three years ended December 31, 1999, included in NBT's Form 8-K current reports relating to the mergers with Lake Ariel Bancorp, Inc. and Pioneer American Holding Company Corp.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. In 2000, KPMG did not perform any of these services for us.

         ALL OTHER FEES. In 2000, KPMG billed us a total of $2,685,215 for services other than those described in the two preceding paragraphs. These other services included tax related services; review of, and assistance with, SEC registration statements and other filings; issuance of various reports, consents and letters related to various mergers and acquisitions; due diligence assistance; certain agreed upon procedures; loan review assistance; and general research of accounting and financial reporting items.

         AUDIT COMMITTEE REVIEW. Our Risk Management Committee has considered whether KPMG's provision of the non-audit services summarized in the two preceding paragraphs is compatible with maintaining KPMG's independence.


                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

         Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement for the 2002 Annual Meeting of Stockholders must be received by NBT by , 2001. Each proposal must comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. SEC rules set forth standards as to what stockholder proposals corporations must include in a proxy statement for an annual meeting.

         In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at the meeting, unless we are provided with
notice of the  proposal  no later than    , 2002.

OTHER MATTERS

         As of the date of this proxy statement, our Board knows of no matters that will be presented for consideration at our meeting other than as described in this proxy statement. If any other matters should properly come before our meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to those matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of our management and our Board.

                                NBT BANCORP INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Joseph Benenati and Gary Cummings, and either of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Stockholders of NBT Bancorp Inc. to be held at the Binghamton Regency Hotel and Conference Center, 225 Water Street, One Sarbro Square, Binghamton, New York on May 3, 2001 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, with all power which the undersigned would possess if personally present, and to vote all shares of NBT's common stock which the undersigned may be entitled to vote at the meeting upon the following proposals described in the accompanying proxy statement, in accordance with the following instructions and, at their discretion, upon any other matters that may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, A PROPERLY EXECUTED PROXY WILL BE VOTED TO FIX THE NUMBER OF DIRECTORS AT THIRTEEN, FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED BELOW, FOR APPROVAL OF THE AMENDMENT TO THE NBT CERTIFICATE OF INCORPORATION, FOR APPROVAL OF THE NBT NON-EMPLOYEE DIRECTOR, DIVISIONAL DIRECTOR AND SUBSIDIARY DIRECTOR STOCK OPTION PLAN, AND FOR APPROVAL OF THE AMENDMENT TO THE NBT 1993 STOCK OPTION PLAN.

1.Election of Directors. To fix the number of directors at thirteen and elect the four nominees listed below:

    [_] FOR ALL NOMINEES            [_] WITHHOLD FROM ALL NOMINEES

Daryl R. Forsythe, William C. Gumble, William C. Owens, Gene E. Goldenziel

IF YOU DO NOT WISH YOUR SHARES VOTED FOR A PARTICULAR NOMINEE, DRAW A LINE THROUGH THAT PERSON'S NAME ABOVE.

2.To approve an amendment to NBT's Certificate of Incorporation to increase the number of authorized shares of common stock from 30 million shares to 50 million shares.

    [_] FOR           [_] AGAINST           [_] ABSTAIN

3.To approve the NBT Non-Employee  Director,  Divisional Director and Subsidiary
     Director Stock Option Plan and the reservation of 500,000 shares of common stock for issuance under the plan.

    [_] FOR           [_] AGAINST           [_] ABSTAIN

4.To approve an amendment to the NBT 1993 Stock Option Plan to increase number of shares authorized for issuance under the plan to 4,275,353 shares and to approve the reservation of 2,500,000 shares of common stock for issuance under the plan.

    [_] FOR           [_] AGAINST           [_] ABSTAIN

5.The proxies are authorized to vote in their discretion upon such other business that may properly come before the meeting.

X  Please mark your
   votes as in this
   example.

 (Continued and to be signed on reverse side)   SEE REVERSE SIDE

(Continued from other side)

  [_]    Check here for address change and note change below

  [_]    Check here if you plan to attend the meeting

New address:
  Date: ____________                                  Signature(s)







                                                      Please  sign here  exactly
                                                      as  name(s)  appear(s)  on
                                                      the left.  When signing as
                                                      attorney,        executor,
                                                      administrator,    trustee,
                                                      guardian,  or in any other
                                                      fiduciary  capacity,  give
                                                      full  title.  If more than
                                                      one    person    acts   as
                                                      trustee,  all should sign.
                                                      All  joint   owners   must
                                                      sign.

                                   APPENDIX A

                                NBT BANCORP INC.
                    CERTIFICATE OF INCORPORATION, AS AMENDED


Article Fourth of the Certificate of Incorporation of NBT Bancorp Inc. is amended to read in its entirety as follows:


                  FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Fifty-Two Million Five Hundred Thousand (52,500,000) shares consisting of Fifty Million (50,000,000) shares of Common Stock, par value $.01 per share and Two Million Five Hundred Thousand (2,500,000) shares of Preferred Stock, par value $.01 per share.

                                   APPENDIX B

           NBT BANCORP INC. NON-EMPLOYEE DIRECTOR, DIVISIONAL DIRECTOR
                    AND SUBSIDIARY DIRECTOR STOCK OPTION PLAN



                                                    JANUARY 2001



                                TABLE OF CONTENTS

SECTION 1 - PURPOSE AND DEFINITIONS                                                                     1

SECTION 2 - ADMINISTRATION                                                                              2

SECTION 3 - ELIGIBILITY                                                                                 3

SECTION 4 - SHARES OF STOCK SUBJECT TO THIS PLAN                                                        3

SECTION 5 - GRANTS OF OPTIONS                                                                           3

SECTION 6 - TERMS AND CONDITIONS OF OPTIONS                                                             5

SECTION 7 - USE OF PROCEEDS                                                                             8

SECTION 8 - LISTING AND REGISTRATION OF SHARES                                                          8

SECTION 9 - GOVERNING LAW AND REQUIRED GOVERNMENTAL AND STOCK EXCHANGE
            APPROVAL                                                                                    9

SECTION 10 - ACCELERATION OF EXERCISABILITY UPON CHANGE OF CONTROL                                      9

SECTION 11 - CAPITAL ADJUSTMENTS                                                                       10

SECTION 12 - CLAIM TO OPTION, OWNERSHIP, OR RIGHTS TO BE RETAINED AS A DIRECTOR
             OR DIVISIONAL DIRECTOR                                                                    10

SECTION 13 - UNSECURED OBLIGATION                                                                      10

SECTION 14 - EXPENSES OF PLAN                                                                          11

SECTION 15 - RELIANCE ON REPORTS                                                                       11

SECTION 16 - INDEMNIFICATION                                                                           11

SECTION 17 - AMENDMENT AND TERMINATION                                                                 11

SECTION 18 - PLAN BINDING ON SUCCESSORS                                                                11

SECTION 19 - RATIFICATION OF ACTIONS                                                                   11

SECTION 20 - INVALIDITY OR UNENFORCEABILITY                                                            12

SECTION 21 - EFFECTIVE DATE OF PLAN                                                                    12



           NBT BANCORP INC. NON-EMPLOYEE DIRECTOR, DIVISIONAL DIRECTOR
                    AND SUBSIDIARY DIRECTOR STOCK OPTION PLAN

                       SECTION 1 - PURPOSE AND DEFINITIONS

         (a) PURPOSE. The purpose of the NBT BANCORP INC. NON-EMPLOYEE DIRECTOR, DIVISIONAL DIRECTOR AND SUBSIDIARY DIRECTOR STOCK OPTION PLAN is to provide a means whereby NBT BANCORP INC. may, through the grant to Non-Employee Directors and Non-Employee Divisional Directors of Options under a formula, attract and retain such Non-Employee Directors and Non-Employee Divisional Directors and motivate such Non-Employee Directors and Non-Employee Divisional Directors to exercise their best efforts on behalf of the Company and the Related Corporations.

(B)      DEFINITIONS.

(I)      BOARD means the Board of Directors of the Company.

(II) COMMON STOCK means the common stock of the Company, par value $0.01 per share.

(III) CODE means the Internal Revenue Code of 1986, as amended, or any similar statute hereafter enacted.

(IV) COMMITTEE means the Compensation and Benefits Committee of the Board which Committee shall consist of not fewer than three Regulatory Non-Employee Directors. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director.

(V) COMPANY means NBT BANCORP INC., a Delaware corporation, with its principal office located at 52 South Broad Street, Norwich, New York 13815.

(VI) EXPIRATION DATE means the date the term of a Non-Employee Director's or Non-Employee Divisional Director's Option expires.

(VII)    FAIR MARKET VALUE means the average of the twelve prices  representing
(A) the highest quoted selling prices of the Common Stock on the National Market System of NASDAQ during each of the six days including the date of grant and each of the five preceding trading days prior to the date of grant and (B) the lowest quoted selling prices of the Common Stock on the National Market System of NASDAQ during each of the six days including the date of grant and each of the five preceding trading days prior to the date of grant. If there is no sale reported on the National Market System of NASDAQ for any particular date within that six-day period, then selling prices for that date shall be dropped from the average and there shall be added, to the selling prices used in calculating Fair Market Value, the selling prices for that number of the most recent preceding trading day or days on which sales were reported on the National Market System of NASDAQ so that the number of trading days used in calculating the average selling price shall equal six trading days.

(VIII) NON-EMPLOYEE DIRECTOR means a director of the Company or of a Related Corporation who is not an employee of the Company or any Related Corporation.

(IX) NON-EMPLOYEE DIVISIONAL DIRECTOR means a director of a division of NBT Bank, National Association or of a Related Corporation but only if such director is not an employee of the Company or any Related Corporation.

(X) OPTION means a non-qualified stock option, i.e., a stock option that does not qualify as an incentive stock option within the meaning of section 422 of the Code. The term "Option" shall also include a "Reload Option," as such term is defined in Section 6(l).

(XI) OPTION AGREEMENT means a written document evidencing the grant of an Option, as described in Section 6(k).

(XII) OPTIONEE means a Non-Employee Director or a Non-Employee Divisional Director to whom an Option has been granted under the Plan.

(XIII) PARENT CORPORATION means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(XIV) PLAN means the NBT BANCORP INC. NON-EMPLOYEE DIRECTOR, DIVISIONAL DIRECTOR AND SUBSIDIARY DIRECTOR STOCK OPTION PLAN.

(XV) REGULATORY NON-EMPLOYEE DIRECTOR means a director of the Company or of a Related Corporation who:

                           (A) Is not currently an officer (as defined in 17 CFR
                  240.16a-1(f)) of, or otherwise currently employed by, the Company or a parent or subsidiary of the Company within the meaning of 17 CFR 240.16b-3(b)(3);

                           (B) Does not receive compensation, either directly or
                  indirectly, from the Company or a parent or subsidiary of the Company within the meaning of 17 CFR 240.16b-3(b)(3) for services rendered as a consultant or in any other capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required under 17 CFR 229.404(a);

                           (C) Does not possess an interest in any other
                  transaction for which disclosure would be required pursuant to 17 CFR 229.404(a); and

                           (D) Is not engaged in a business relationship for
                  which disclosure would be required pursuant to 17
                  CFR 229.404(b).

(XVI) RELATED CORPORATION means either a Subsidiary of the Company (whether or not in existence at the time the Plan is adopted) or a Parent Corporation of the Company.

(XVII) RETIREMENT means the termination of a Non-Employee Director's or Non-Employee Divisional Director's service as a director or divisional director of the Company or of a Related Corporation on or after his or her attainment of age 70.

(XVII) SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           SECTION 2 - ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have full authority, subject to the terms of the Plan, to interpret the Plan. Subject to the terms of the Plan, the Committee may correct any defect, supply any omission, and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The

Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be final, binding and conclusive upon the Company, its stockholders, and all Non-Employee Directors and Non-Employee Divisional Directors (including former Non-Employee Directors and former Non-Employee Divisional Directors), upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder. The Committee shall act by majority vote of all members taken at a meeting of the Committee or by the written affirmation of a majority of its members without a meeting.

                             SECTION 3 - ELIGIBILITY

         The persons who shall be eligible to receive Options under the Plan shall be the Company's and Related Corporation's Non-Employee Directors and Non-Employee Divisional Directors.

                SECTION 4 - SHARES OF STOCK SUBJECT TO THIS PLAN

         Subject to adjustment as provided in Section 11 hereof, 500,000 shares of Common Stock shall be available for the grant of Options under the Plan, which shares of Common Stock may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, as the Company shall determine.

         If any Option granted under the Plan expires or otherwise terminates or is cancelled, in whole or in part, for any reason whatever (including, without limitation, the Non-Employee Director's or Non-Employee Divisional Director's surrender thereof) without having been exercised, the shares of Common Stock subject to the unexercised portion of such Option shall be available for the granting of Options under the Plan as fully as if such shares of Common Stock had never been subject to an Option.

                          SECTION 5 - GRANTS OF OPTIONS

         (a)      INITIAL GRANT.

                  (i) NON-EMPLOYEE DIRECTORS OF COMPANY. Effective on the first regularly scheduled Board meeting in 2001 (i.e., January 22, 2001) (the "Effective Date"), each Non-Employee Director of the Company shall automatically be granted an Option to purchase 1,000 shares of Common Stock, subject to adjustment pursuant to Section 11.

                  (ii) NON-EMPLOYEE DIRECTORS AND NON-EMPLOYEE DIVISIONAL DIRECTORS OF NBT BANK, NATIONAL ASSOCIATION. On the Effective Date, each Non-Employee Director and each Non-Employee Divisional Director of NBT Bank, National Association shall automatically be granted an Option to purchase 500 shares of Common Stock, subject to adjustment pursuant to Section 11.

                  (iii) NON-EMPLOYEE DIRECTORS AND NON-EMPLOYEE DIVISIONAL DIRECTORS OF RELATED CORPORATION OTHER THAN NBT BANK, NATIONAL ASSOCIATION. On the Effective Date, each Non-Employee Director and each Non-Employee Divisional Director of a Related Corporation other than NBT Bank, National Association shall automatically be granted an Option to purchase 250 shares of Common Stock, subject to adjustment pursuant to Section 11.

         (b)      SUBSEQUENT GRANTS.

                  (i) NON-EMPLOYEE DIRECTORS OF COMPANY. On the first regularly scheduled Board meeting in each year following 2001, each Non-Employee

         Director of the Company shall automatically be granted an Option to purchase that number of shares of Common Stock equal to 1,000 multiplied by a fraction, the denominator of which is the number of regularly scheduled Board meetings held during the calendar year preceding the date of grant and the numerator of which is the number of regularly scheduled Board meetings actually attended by such Non-Employee Director during such preceding calendar year, subject to adjustment pursuant to Section 11.

                  (ii) NON-EMPLOYEE DIRECTORS OF NBT BANK, NATIONAL ASSOCIATION
                       AND NON-EMPLOYEE DIVISIONAL DIRECTORS OF NBT BANK, NATIONAL ASSOCIATION.

                           (A) NON-EMPLOYEE DIRECTORS OF NBT BANK, NATIONAL ASSOCIATION. On the first regularly scheduled NBT Bank, National Association Board of Directors meeting in each year following 2001, each Non-Employee Director of NBT Bank, National Association shall automatically be granted an Option to purchase that number of shares of Common Stock equal to 500 multiplied by a fraction, the denominator of which is the number of NBT Bank, National Association regularly scheduled Board of Director meetings held during the calendar year preceding the date of grant and the numerator of which is the number of NBT Bank, National Association regularly scheduled Board of Director meetings actually attended by such Non-Employee Director during such preceding calendar year, subject to adjustment pursuant to Section 11.

                           (B) NON-EMPLOYEE DIVISIONAL DIRECTORS OF NBT BANK, NATIONAL ASSOCIATION. On the first regularly scheduled NBT Bank, National Association Divisional Director meeting in each year following 2001, each Non-Employee Divisional Director of NBT Bank, National Association shall automatically be granted an Option to purchase that number of shares of Common Stock equal to 500 multiplied by a fraction, the denominator of which is the number of NBT Bank, National Association regularly scheduled Divisional Director meetings held during the calendar year preceding the date of grant and the numerator of which is the number of NBT Bank, National Association regularly scheduled Divisional Director meetings actually attended by such Non-Employee Divisional Director during such preceding calendar year, subject to adjustment pursuant to Section 11.

         (iii) NON-EMPLOYEE DIRECTORS AND NON-EMPLOYEE DIVISIONAL DIRECTORS OF RELATED CORPORATION OTHER THAN NBT BANK, NATIONAL ASSOCIATION.

                  (A) NON-EMPLOYEE DIRECTORS OF RELATED CORPORATION OTHER THAN NBT BANK, NATIONAL ASSOCIATION. On the first regularly scheduled Related Corporation Board of Directors meeting in each year following 2001, each Non-Employee Director of a Related Corporation other than NBT Bank, National Association, shall automatically be granted an Option to purchase that number of shares of Common Stock equal to 250 multiplied by a fraction, the denominator of which is the number of such Related Corporation regularly scheduled Board of Director meetings held during the calendar year preceding the date of grant and the numerator of which is the number of Related Corporation regularly scheduled Board of Director meetings actually attended by such Non-Employee Director during such preceding calendar year, subject to adjustment pursuant to Section 11.

                  (B) NON-EMPLOYEE DIVISIONAL DIRECTORS OF RELATED CORPORATION OTHER THAN NBT BANK, NATIONAL ASSOCIATION. On the first regularly scheduled Related Corporation Divisional Director meeting in each year following 2001, each Non-Employee Divisional Director of a Related Corporation other than NBT Bank, National Association, shall automatically be granted an Option to purchase that number of shares of Common Stock equal to 250 multiplied by a fraction, the denominator of which is the number of such Related Corporation regularly scheduled

         Divisional Director meetings held during the calendar year preceding the date of grant and the numerator of which is the number of Related Corporation regularly scheduled Divisional Director meetings actually attended by such Non-Employee Divisional Director during such preceding calendar year, subject to adjustment pursuant to Section 11.

For purposes of Section 5(a) and (b), presence at a Board meeting or a Board of Directors meeting or a Divisional Directors meeting for purposes of determining whether a quorum is present at such meeting shall constitute attendance at any such meeting.

(a) SPECIAL GRANTS TO JOHN G. MARTINES. On the first regularly scheduled Board meeting in each of 2002, 2003 and 2004, John G. Martines shall automatically be granted an Option to purchase that number of shares of Common Stock equal to (i) the product of $100,000 multiplied by 2 1/2, divided by (ii) the Fair Market Value on the date of grant of one share of Common Stock.

                   SECTION 6 - TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) NUMBER OF SHARES. The number of shares of Common Stock to which an Option pertains shall be the number provided by Section 5 on the date of grant of such Option (subject to adjustment pursuant to Section 11).

(b) PRICE. The Option exercise price per share of Common Stock under each Option granted under the Plan shall be the greater of 100% of the Fair Market Value of the shares of Common Stock, or the par value thereof, on the date such Option is granted.

(c) TERM. Subject to earlier  termination as provided in Section 6(e), (f), (g),
(h) and (m) below and in Section 11(b) hereof, the term of each Option shall be ten years from the date of grant.

(d) EXERCISE. Options shall be exercisable in installments commencing one year after the date of grant in accordance with the following schedule:

                           YEARS AFTER                        EXERCISABLE
                           DATE OF GRANT                      PORTION

                                1                                  40%
                                2                                  60%
                                3                                  80%
                                4                                 100%

Except as otherwise provided in Section 6(e), (f), (g) and (h) below, Options shall only be exercisable by a Non-Employee Director or a Non-Employee Divisional Director while he or she remains a Non-Employee Director or a Non-Employee Divisional Director. Subject to Section 6(e), (f), (g), (h) and (m) below, any shares of Common Stock the right to the purchase of which has accrued under an Option may be purchased at any time up to the expiration or termination of the Option. Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Treasurer or Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in full of the aggregate price for such shares of Common Stock. Only full shares of Common Stock shall be delivered, and any fractional share of Common Stock which might otherwise be deliverable upon exercise of an Option granted hereunder shall be forfeited. The Option exercise price shall be payable:

                  (i)      In cash or its equivalent;

                  (ii) Unless in the opinion of counsel to the Company to do so may result in a possible loss of an exemption from short-swing profit liability by the transfer, in whole or in part, of Common Stock newly acquired upon exercise of an Option or Common Stock previously acquired by the Non-Employee Director or Non-Employee Divisional Director, provided the previously acquired Common Stock so transferred has been held by the Non-Employee Director or Non-Employee Divisional Director for more than six (6) months on the date of exercise. In the event such Option exercise price is paid, in whole or in part, with Common Stock, the portion of the Option exercise price so paid shall equal the Fair Market Value of the Common Stock so surrendered (determined in accordance with Section 1(b)(vii), but on the date of exercise rather than on the date of grant); or

                  (iii) By permitting the Non-Employee Director or Non-Employee Divisional Director to deliver a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

         (d) EXPIRATION OF TERM OR REMOVAL OF NON-EMPLOYEE DIRECTOR AS A DIRECTOR OR REMOVAL OF NON-EMPLOYEE DIVISIONAL DIRECTOR

                  (i) NON-EMPLOYEE DIRECTOR. If a Non-Employee Director's service as a director of the Company and all Related Corporations terminates prior to the Expiration Date of the Non-Employee Director's Option for any
reason (such as, without limitation, failure to be re-elected by the stockholders) other than those reasons set forth in Section 6(f), (g), (h) and
(m) below, such Option may be exercised by the Non-Employee Director, to the extent of the number of shares of Common Stock with respect to which the Non-Employee Director could have exercised it on the day prior to the date of such termination of service as a director, at any time prior to the earlier of:
(i) the Expiration Date of such Option, or (ii) the date twelve months after the date of such termination of service as a director.

                  (ii)  NON-EMPLOYEE  DIVISIONAL  DIRECTOR.  If  a  Non-Employee
Divisional   Director's  service  as  a  divisional   director  of  all  Related
Corporations terminates prior to the Expiration Date of the Non-Employee Divisional Director's Option for any reason other than those reasons set forth in Section 6(f), (g), (h) and (m) below, such Option may be exercised by the Non-Employee Divisional Director, to the extent of the number of shares of Common Stock with respect to which the Non-Employee Divisional Director could have exercised it on the day prior to the date of such termination of service as a divisional director, at any time prior to the earlier of: (i) the Expiration Date of such Option, or (ii) the date twelve months after the date of such termination of service as a divisional director.

         (e) DISABILITY OF NON-EMPLOYEE DIRECTOR OR NON-EMPLOYEE DIVISIONAL DIRECTOR.

                  (i) NON-EMPLOYEE DIRECTOR. If a Non-Employee Director shall become disabled (within the meaning of section 22(e)(3) of the Code) during the period in which he or she is a director of the Company and, if he or she is a director of one or more Related Corporations, of each such Related Corporation and, prior to the Expiration Date of the Non-Employee Director's Option, his or her position as a director of the Company and, if he or she is a director of one or more Related Corporations, of each such Related Corporation is terminated as a consequence of such disability, such Option may be exercised, in full, by the Non-Employee Director at any time prior to the Expiration Date of such Option. In the event of the Non-Employee Director's legal disability, such Option may be so exercised by the Non-Employee Director's legal representative.

                  (ii) NON-EMPLOYEE DIVISIONAL DIRECTOR. If a Non-Employee Divisional Director shall become disabled (within the meaning of section
22(e)(3) of the Code) during the period in which he or she is a divisional director of a Related Corporation and, prior to the Expiration Date of the Non-Employee Divisional Director's Option, his or her position as a divisional director of such Related Corporation is terminated as a consequence of such disability, such Option may be exercised, in full, by the Non-Employee Divisional Director at any time prior to the Expiration Date of such Option. In the event of the Non-Employee Divisional Director's legal disability, such Option may be so exercised by the Non-Employee Divisional Director's legal representative.

         (f)      DEATH OF NON-EMPLOYEE DIRECTOR OR NON-EMPLOYEE DIVISIONAL
DIRECTOR.

                  (i) NON-EMPLOYEE DIRECTOR. If a Non-Employee Director ceases to be a director of the Company or of a Related Corporation by reason of his or her death prior to the Expiration Date of the Non-Employee Director's Option, or if a Non-Employee Director who ceases to be a director for reasons described in
Section 6(e), (f) and (h) shall die following his or her ceasing to be a director of the Company and, if he or she was a director of one or more Related Corporations, of each such Related Corporation but prior to the earlier of the Expiration Date of such Option or expiration of the period specified in Section 6(e), (f) or (h), such Option may be exercised, in full, by the Non-Employee Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Non-Employee Director, at any time prior to the Expiration Date of such Option (which, in the case of death following a termination of service as director of the Company and, if he or she was a director of one or more Related Corporations, of each such Related Corporation pursuant to Section 6(e), (f) or
(h), shall be deemed to mean the expiration of the exercise period specified therein).

                  (ii) NON-EMPLOYEE DIVISIONAL DIRECTOR. If a Non-Employee Divisional Director ceases to be a divisional director of a Related Corporation by reason of his or her death prior to the Expiration Date of the Non-Employee Divisional Director's Option, or if a Non-Employee Divisional Director who ceases to be a director for reasons described in Section 6(e) (f) or (h) shall die following his or her ceasing to be a divisional director of such Related Corporation but prior to the earlier of the Expiration Date of such Option or expiration of the period specified in Section 6(e), (f) or (h), such Option may be exercised, in full, by the Non-Employee Divisional Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Non-Employee Divisional Director, at any time prior to the Expiration Date of such Option (which, in the case of death following a termination of service as divisional director of such Related Corporation pursuant to Section 6(e), (f) or (h), shall be deemed to mean the expiration of the exercise period specified therein).

         (g) RETIREMENT OF NON-EMPLOYEE DIRECTOR OR NON-EMPLOYEE DIVISIONAL DIRECTOR.

                  (i) NON-EMPLOYEE DIRECTOR. If a Non-Employee Director ceases to be a director of the Company and of all Related Corporations by reason of his or her Retirement prior to the Expiration Date of the Non-Employee Director's Option, such Option may be exercised, in full, by the Non-Employee Director at any time prior to the Expiration Date of such Option.

                  (ii) NON-EMPLOYEE DIVISIONAL DIRECTOR. If a Non-Employee Divisional Director ceases to be a divisional director of the Company and of all Related Corporations by reason of his or her Retirement prior to the Expiration Date of the Non-Employee Divisional Director's Option, such Option may be exercised, in full, by the Non-Employee Divisional Director at any time prior to the Expiration Date of such Option.

         (h) TRANSFERABILITY. Except as provided in the following sentence, no Option shall be assignable or transferable by any Non-Employee Director or Non-Employee Divisional Director otherwise than by will or by the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of an Option to be granted on terms which permit transfer by the Non-Employee Director or Non-Employee Divisional Director to (i) the spouse, children, or grandchildren of the Non-Employee Director or Non-Employee Divisional Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of the Option shall be prohibited other than by will or the laws of descent and distribution. A transferred Option shall be subject to the same terms and conditions as were applicable to the Option immediately prior to transfer. The events of termination of service under this Section applicable to Non-Employee Directors and Non-Employee Divisional Directors shall be applicable to holders of a transferred Option; the provisions of Section 6(e), (f), (g), (h) and (m) shall be applicable to a transferred Option.

         (i) RIGHTS AS A STOCKHOLDER. A Non-Employee Director or Non-Employee Divisional Director shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the issuance of a stock certificate representing such shares of Common Stock.

         (j) OPTION AGREEMENTS. Options granted under the Plan shall be evidenced by an Option Agreement, in such form, as the Committee shall, from time to time, approve. The Option Agreement shall contain such provisions, not inconsistent with the provisions of the Plan, as the Committee shall deem advisable. As soon as practicable after the grant of an Option, each Non-Employee Director and each Non-Employee Divisional Director receiving such grant shall enter into, and be bound by the terms of, such Option Agreement.

         (k)      RELOAD OPTIONS.

                  (i) Except as otherwise provided herein, for each share of Common Stock purchased by an Optionee upon the exercise of an Option pursuant to the Plan, the Optionee, if he or she is, at the time of exercise, a current Non-Employee Director or a Non-Employee Divisional Director shall receive a replacement option (a "Reload Option") to purchase another share of Common Stock at the Fair Market Value of such share of Common Stock, determined in accordance with Section 1(b)(vii), but on the date of grant of the Reload Option.

                  (ii) A Reload Option shall become exercisable two years after the date of its grant, provided the Optionee is then a Non-Employee Director or retired Non-Employee Director or a Non-Employee Divisional Director or a retired Non-Employee Divisional Director, shall be exercisable for the same number of years that was originally assigned to the Option which such Reload Option replaced, and shall be subject to the terms and conditions of the Option Agreement, provided such terms and conditions are not inconsistent with the terms of the Plan.

                  (iii) No Reload Option shall be granted upon exercise of a Reload Option.

         (l)      TERMINATION OF SERVICE FOR CAUSE.

                  (i) If an Optionee's service as a director of the Company or of a Related Corporation shall terminate for "cause," as defined below, all Options held by such Optionee at the date of such termination shall be deemed forfeited, immediately terminated, and rendered null and void. If an Optionee's service as a divisional director of a Related Corporation shall terminate for "cause," as defined below, all Options held by such Optionee at the date of such termination shall be deemed forfeited, immediately terminated, and rendered null and void.

                  (ii) Termination of an Optionee's service as a director of the Company or of a Related Corporation or termination of an Optionee's service as a divisional director of a Related Corporation for "cause" shall mean termination because, and only because, the Optionee committed an act of fraud, embezzlement, or theft constituting a felony or an act intentionally against the interests of the Company or of a Related Corporation which causes the Company or a Related Corporation material injury. Notwithstanding the foregoing, the Optionee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Optionee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (exclusive of the Optionee) of the entire membership of the Board (exclusive of the Optionee) at a meeting of the Board called and held for the purpose (after reasonable notice to the Optionee and an opportunity for the Optionee, together with Optionee's counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Optionee was guilty of conduct constituting cause as defined above and specifying the particulars thereof in detail.

                           SECTION 7 - USE OF PROCEEDS

         The proceeds from the sale of the Common Stock upon exercise of Options shall be added to the general funds of the Company and used for its corporate purposes.

                 SECTION 8 - LISTING AND REGISTRATION OF SHARES

         Each Option shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Option or shares of Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the exercise thereof, or that action by the Company or by the Non-Employee Director or by the Non-Employee Divisional Director should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Company. Without limiting the generality of the foregoing, each Non-Employee Director or his or her legal representative or beneficiary and each Non-Employee Divisional Director or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares of Common Stock acquired upon exercise of an Option are being acquired for investment and not with a view to distribution, and certificates representing such shares of Common Stock may be legended accordingly.

               SECTION 9 - GOVERNING LAW AND REQUIRED GOVERNMENTAL
                           AND STOCK EXCHANGE APPROVAL

         (a) GOVERNING LAW. The operation of, and the rights of Non-Employee Directors and of Non-Employee Divisional Directors under, the Plan, the Option Agreements, and any Options granted hereunder shall be governed by the laws of the State of Delaware.

         (b) ISSUANCE OF SHARES SUBJECT TO REQUIRED GOVERNMENTAL AND STOCK EXCHANGE APPROVAL. Shares shall not be issued under the Plan except upon approval of proper governmental agencies or stock exchanges as may be required.

       SECTION 10 - ACCELERATION OF EXERCISABILITY UPON CHANGE OF CONTROL

         (a) FULL EXERCISABILITY ON CHANGE OF CONTROL. Immediately upon the occurrence of a Change of Control of the Company, all Options shall immediately become exercisable in full, including that portion of any Option that had not theretofore become exercisable.

         (b) DEFINITION OF CHANGE OF CONTROL. A "Change of Control" of the Company shall mean:


                  (i) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date hereof pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Person hereafter becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30 percent or more of the combined voting power of the Company's Voting Securities; or

                  (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

                  (iii) There shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions), of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a Change of Control; or

                  (iv) Approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

         (c) DEFINITION OF PERSON. For purposes of these "Change of Control" provisions, the term "Person" shall mean and include any individual, corporation, partnership, group, association, or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company, a Related Corporation or any employee benefit plan(s) sponsored by the Company or a Related Corporation.

         (d) DEFINITION OF VOTING SECURITIES. The term "Voting Securities" shall mean the Company's outstanding securities ordinarily having the right to vote at elections of directors.

                        SECTION 11 - CAPITAL ADJUSTMENTS

         The number of shares of Common Stock which may be issued under the Plan, and the maximum number of shares of Common Stock with respect to which Options may be granted during a specified period to any Non-Employee Director or Non-Employee Divisional Director under the Plan, as stated in Section 4 hereof, and the number of shares of Common Stock issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share of Common Stock under such outstanding Options), shall, subject to the provisions of section 424(a) of the Code, be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.
Notwithstanding the foregoing, no adjustment shall be made in connection with the sale by the Company of its Common Stock in the open market in an SEC-registered offering or in a privately-placed exempt offering or the issuance by the Company of Common Stock pursuant to the Company's Automatic Dividend Reinvestment and Stock Purchase Plan or the Employees' Stock Ownership Plan or the Employee Stock Purchase Plan or of any warrants, rights, or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

         In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation or by a parent or subsidiary of such corporation if such corporation is the employer corporation (as provided in section 424(a) of the Code and the Treasury Regulations thereunder); provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Non-Employee Director and each Non-Employee Divisional Director holding an Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all such Options become exercisable.

        SECTION 12 - CLAIM TO OPTION, OWNERSHIP, OR RIGHTS TO BE RETAINED
                      AS A DIRECTOR OR DIVISIONAL DIRECTOR

         No Non-Employee Director, Non-Employee Divisional Director or other person shall have any claim or right to be granted Options under this Plan other than as specifically provided herein. No Optionee, prior to issuance of the Common Stock, shall be entitled to voting rights, dividends, or other rights of stockholders except as otherwise provided in this Plan. Neither this Plan nor any other action taken hereunder shall be construed as giving any director any right to be retained as a director of the Company or of a Related Corporation or as giving any divisional director any right to be retained as a divisional director of a Related Corporation.

                        SECTION 13 - UNSECURED OBLIGATION

         Optionees under this Plan shall not have any interest in any fund or specific asset of the Company by reason of this Plan. No trust fund shall be created in connection with this Plan or any award thereunder, and there shall be no required funding of amounts, which may become payable to any Optionee.

                          SECTION 14 - EXPENSES OF PLAN

         The expenses of administering the Plan shall be borne by the Company.

                        SECTION 15 - RELIANCE ON REPORTS

         Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and the Related Corporations and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

                          SECTION 16 - INDEMNIFICATION

         Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he may be involved by reason of any action taken or failure to act, in good faith, under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                     SECTION 17 - AMENDMENT AND TERMINATION

         Unless this Plan shall theretofore have been terminated as hereinafter provided, no Options may be granted after January 31, 2011. The Board may terminate this Plan or modify or amend this Plan in such respect as it shall deem advisable, provided, however, that the Board may not without further approval by the Company's stockholders (a) increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in Section 11, (b) change the class of persons eligible to receive Options, (c) change the provisions of the Plan regarding the Option price, (d) extend the period during which Options may be granted, (e) extend the maximum period after the date of grant during which Options may be exercised or (f) change the provision in the Plan as to the qualification for membership on the Committee. No termination or amendment of the Plan may, without the consent of a person to whom an Option shall theretofore have been granted, adversely affect the rights of such person under such Option.

                     SECTION 18 - PLAN BINDING ON SUCCESSORS

         The Plan shall be binding upon the successors and assigns of the Company.

                      SECTION 19 - RATIFICATION OF ACTIONS

         By accepting any Option or other benefit under the Plan, each Optionee or other person claiming under or through such Optionee shall be conclusively deemed to have indicated such person's acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, or the Committee.

                   SECTION 20 - INVALIDITY OR UNENFORCEABILITY

         If any term or provision of the Plan is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions will remain in full force and effect and will in no way be affected, impaired, or invalidated.

                       SECTION 21 - EFFECTIVE DATE OF PLAN

         The Plan was adopted by the Board on December 18, 2000. The Plan shall become effective on January 22, 2001, provided, however, that if the Plan is not approved by the stockholders of the Company within twelve (12) months following the date of adoption by the Board, the Plan and all Options granted hereunder shall be null and void.

                                   APPENDIX C


                                NBT BANCORP INC.
                             1993 STOCK OPTION PLAN

         1. Purposes. (a) The purposes of the 1993 Stock Option Plan (the "Plan") are (a) to attract and retain outstanding key management employees, (b) to further the growth, development, and financial success of NBT Bancorp Inc. (the "Company") by recognizing and rewarding those key employees responsible therefore, (c) to provide an incentive to, and encourage stock ownership in the Company, by those employees responsible for the policies and operations of the Company or its subsidiaries, and (d) to revise and amend the Company's stock option plan dated November 25, 1986, as amended January 12, 1988 (referred to herein as the " 1986 Plan"), in the manner set forth in Section 22, below.

         (b) In furtherance of these purposes, all stock options to be granted pursuant to the Plan shall be non-statutory ("non-qualified") stock options.

         2. Administration. (a) This Plan shall be administered by the Board of Directors of the Company, the Compensation and Benefits Committee of the Board of Directors of the Company (or successor committee) or a subcommittee thereof (the "Committee"). The Committee shall consist of not fewer than three members of the Board of Directors. It is intended that the Committee at all times comply with the disinterested administration provisions of Rule 16b-3 promulgated under
Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (b) The Committee shall have full authority and discretion to determine, consistent with the provisions of this Plan, the employees to be granted options; the times at which options will be granted; the option price of the shares subject to each option (subject to Section 6); the number of options to be granted to each employee; the period during which each option becomes exercisable (subject to Section 8); and the terms to be set forth in each option agreement. The Committee shall also have full authority and discretion to adopt and revise such rules and procedures as it shall deem necessary for the administration of this Plan. The Committee shall act by majority vote of all members taken at a meeting of the Committee or by the written affirmation of a majority of its members without a meeting.

         (c) The Committee's interpretation and construction of any provisions of this Plan or any option granted hereunder shall be final, conclusive, and binding.

         3. Eligibility. The Committee shall from time to time determine the key management employees of the Company and its subsidiaries who shall be granted options under this Plan. For purposes of this Plan, key management employees shall be deemed to be those employees who are responsible for the policies and operation of the Company and its subsidiaries, including its president, chief executive officer, other executive officers, department heads, branch managers, and division managers of the Company or its subsidiaries. A person who has been granted an option may be granted additional options under this Plan if the Committee shall so determine. The granting of an option under this Plan shall not affect any outstanding stock option previously granted to an optionee under this Plan or any other plan of the Company.

         4. Shares of stock subject to this Plan. The number of shares which may be issued pursuant to options granted under this Plan shall not exceed 4,275,353 shares of the $.01 par value per share common stock of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or shares previously acquired or to be acquired by the Company and held in treasury. The Company shall reserve a sufficient number of shares for options granted under the Plan. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be subject to an option under this Plan.

         5. Issuance and terms of option certificates. Each optionee shall be entitled to receive an appropriate certificate evidencing his option and referring to the terms and conditions of this Plan.

         6. Granting price of options. (a) The grant of each option shall state the number of shares to which it pertains and shall state the exercise price, which shall not be less than 100% of the fair market value of the Common Stock. "Fair Market Value," as used in this Plan, shall mean the average between the highest and lowest quoted selling prices of the Common Stock on the National Market System of NASDAQ on the date of grant and the five preceding trading days prior to the date of grant. If there is no sale reported on the National Market System of NASDAQ on the appropriate date, the Fair Market Value shall be determined by taking the average between the highest and lowest sales for the five most recent preceding trading days.

         (b) The option price shall be payable in United States dollars and be paid in full upon the exercise of the option and may be paid in cash or by check, provided, however, that subject to the discretion of the Committee and provided that all required regulatory approvals, if any, have been obtained, the optionee may deliver certificates of the Common Stock of the Company in part or in full payment of the purchase price (including the payment of all applicable federal and state taxes due upon exercise) in which event such certificates shall be valued at their Fair Market Value upon exercise of the option.

         7. Use of proceeds. The proceeds from the sale of the Common Stock upon exercise of options shall be added to the general funds of the Company and used for its corporate purposes.

         8. Term and exercise of options. (a) Each option granted under this Plan shall be exercisable on the dates, for the number of shares and on such other terms as shall be provided in the agreement evidencing the option granted by the Committee. An option granted under the Plan shall become exercisable in installments as follows: to the extent of forty percent (40%) of the number of shares originally covered thereby with respect to each particular grant of options, at any time after the expiration of one year from the date of grant, and to the extent of an additional twenty percent (20%) of such number of shares upon the expiration of each succeeding year, so that upon the expiration of four years from the date of grant one hundred percent (100%) of such number of shares will be eligible for exercise by the optionee; and such installments shall be cumulative.

         (b) An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become purchasable under the provisions of the option and this Plan. However, no option shall be exercisable until after one year from the date of grant, nor after the expiration of ten years from the date of grant.

         (c) An option shall be exercised by written notice of intent to exercise the option with respect to a specified number of shares delivered to the Company's secretary or treasurer at its principal office in Norwich, New York and payment in full to the Company at such office of the amount of the option price for the number of shares of Common Stock with respect to which the option is then being exercised. In addition to and at the time of payment of the option price, the optionee shall pay to the Company in cash or in Common Stock of the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of such optionee resulting from such exercise.

         (d) (i) Except as otherwise provided herein, for each share of Common Stock purchased by an optionee upon the exercise of a stock option pursuant to the Plan, the optionee upon the approval of the Board or the Committee shall receive a replacement option (a "Reload Option") to purchase another share of Common Stock at the Fair Market Value, determined in accordance with Section 6(a), on the date of exercise of such original option.

         (ii) A Reload Option shall become exercisable two years after the date of its grant, provided the optionee is then an employee or retired employee of the Company, shall be exercisable for the same number of years that was originally assigned to the option which such Reload Option replaced, and shall be subject to such other terms and conditions as the Committee may determine.

         (iii) No Reload  Option  shall be  granted  upon  exercise  of a Reload
Option.

         (iv) If an optionee shall sell shares of Common Stock without Board or Committee approval (which approval shall not be withheld in the case of an optionee's financial hardship) within two years after the grant of a Reload Option, then the number of shares of Common Stock available for purchase by an optionee upon the exercise of a Reload Option shall be reduced by that number of shares of Common Stock that the optionee shall have sold without such approval within such two-year period after the grant date of the Reload Option.

         9. Nontransferability. All options granted under this Plan shall be nontransferable by the optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime, only by him, nor may any option be assigned, pledged, hypothecated, or otherwise disposed of in any other way. Upon any attempt to sell, transfer, assign, pledge, hypothecate or otherwise dispose of an option or any other right or privilege conferred under this Plan, such option and any other rights or privileges conferred hereunder shall be deemed forfeited, immediately terminated, and rendered null and void.

         10. Requirements of law. The granting of options and the issuance of shares of Common Stock upon the exercise of an option shall be subject to all applicable laws, rules, and regulations and shares shall not be issued except upon approval of proper government agencies or stock exchanges as may be required.

         11. Termination of employment. (a) Except as otherwise provided herein and in Section 12, if an optionee's employment with the Company or its subsidiaries shall terminate for any reason, he may, but only within a period of 30 days beginning the day following the date of such termination of employment, exercise his option, to the extent that he was entitled to exercise it at the date of such termination.

         (b) (i) If an optionee's employment with the Company or its subsidiaries shall terminate for "cause," as defined below, all options held by such optionee at the date of such termination of employment shall be deemed forfeited, immediately terminated, and rendered null and void.

         (ii) Termination of an optionee's employment by the Company for "cause" shall mean termination because, and only because, the optionee committed an act of fraud, embezzlement, or theft constituting a felony or an act intentionally against the interests of the Company which causes the Company material injury. Notwithstanding the foregoing, the optionee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the optionee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the optionee and an opportunity for the optionee, together with optionee's counsel, to be heard before the Board), finding that in the good faith opinion of the Board the optionee was guilty of conduct constituting cause as defined above and specifying the particulars thereof in detail.

         12. Retirement, disability, or death of optionee. (a) In the event that the optionee shall retire, the option shall become exercisable in full on the date of retirement, shall otherwise continue in full force and effect as if the optionee were still employed by the Company or its subsidiaries, and shall be exercisable in accordance with its terms.

         (b) In the event that the optionee shall become permanently and totally disabled, as determined by the Committee in accordance with applicable Company personnel policies, such option shall become exercisable in full on the date of such disability and shall otherwise remain exercisable in accordance with its terms for the remaining term of the option as established upon grant of such option.

         (c) In the event of the death of an optionee while in the employ of the Company or its subsidiaries, the option theretofore granted to him shall be exercisable only by the proper personal representative of the optionee's estate within a period of six months after the date of death and such option shall become exercisable in full on the date of such death.

         13. Acceleration of Vesting. (a) Immediately upon the occurrence of a Change in Control of the Company, all options shall immediately vest and become exercisable in full, including that portion of any option that had not theretofore become vested and exercisable.

         (b)      A. "Change of Control" of the Company shall mean:

         (i) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date hereof pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Person hereafter becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30 percent or more of the combined voting power of the Company's Voting Securities; or

         (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

         (iii) There shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions), of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a change in control; or

         (iv) Approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

         (c) For purposes of these "Change in Control" provisions, the term "Person" shall mean and include any individual, corporation, partnership, group, association, or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company or any employee benefit plan(s) sponsored by the Company.

         (d) The term "Voting Securities" shall mean the Company's outstanding securities ordinarily having the right to vote at elections of directors.

         14. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding option and the option prices or in the maximum number of shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the sale by the Company of its Common Stock in the open market in an SEC-registered offering or in a privately-placed exempt offering or the issuance by the Company of Common Stock pursuant to the Company's Automatic Dividend Reinvestment and Stock Purchase Plan or the Employees' Stock Ownership Plan or of any warrants, rights, or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

         15. Extraordinary transactions. Upon (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations or other entity as a result of which the Company is not the surviving corporation, or (iii) a sale of substantially all the assets of the Company to another corporation or other entity, the Board of Directors shall cause written notice of the proposed transaction to be given to the optionee or grantee not less than 40 days prior to the anticipated effective date of the proposed transaction, and the option shall be accelerated and, prior to a date specified in such notice, which shall be not more than ten days prior to the anticipated effective date of the proposed transaction, the optionee shall have the right to exercise the stock option to purchase any or all shares then subject to the option, including those, if any, which have not become available for purchase under other provisions of the Plan. The optionee, by so notifying the Company in writing, may, in exercising the stock options, condition such exercise upon, and provide that such exercise shall become effective at the time of but immediately prior to, the consummation of the transaction, in which event the optionee need not make payment for the shares of Common Stock to be purchased upon exercise of the option until five days after written notice by the Company to the optionee that the transaction is consummated. Each option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the proposed transaction is abandoned, any shares of Common Stock not purchased upon exercise of the option shall continue to be available for exercise in accordance with the other provisions of the Plan, and the shares of Common Stock, if any, purchased upon exercise of an option pursuant to this subsection shall be deemed to have been purchased in the order in which they first become available for purchase under other provisions of the plan.

         16. Claim to stock option, ownership, or employment rights. No employee or other person shall have any claim or right to be granted Options under this Plan. No optionee, prior to issuance of the stock, shall be entitled to voting rights, dividends, or other rights of stockholders except as otherwise provided in this Plan. Neither this Plan nor any other action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a subsidiary.

         17. Unsecured obligation. Optionees under this Plan shall not have any interest in any fund or specific asset of the Company by reason of this Plan. No trust fund shall be created in connection with this Plan or any award thereunder, and there shall be no required funding of amounts which may become payable to any optionee.

         18. Expenses of plan. The expenses of administering the Plan shall be borne by the Company.

         19. Reliance on reports. Each member of the Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

         20. Indemnification. Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act, in good faith, under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power than the Company may have to indemnify them or hold them harmless.

         21. Amendment and termination. Unless this Plan shall theretofore have been terminated as hereinafter provided, no options may be granted after April

18, 2008. The Board of Directors may terminate this Plan or modify or amend this Plan in such respect as it shall deem advisable, provided, however, that the Board of Directors may not without further approval by the Company's shareholders, (a) increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan except as provided in Section 14,
(b) change the class of persons eligible to receive options, (c) change the provisions of the Plan regarding the option price, (d) extend the period during which options may be granted, (e) extend the maximum period after the date of grant during which options may be exercised or (f) change the provision in the Plan as to the qualification for membership on the Committee. No termination or amendment of the Plan may, without the consent of a person to whom an option shall theretofore have been granted, adversely affect the rights of such person under such option.


         22. Revision and amendment of 1986 Plan. (a) Upon the adoption of the Plan, the Board of Directors and the Committee shall have no authority to grant additional options or SARs pursuant to the 1986 Plan, except as otherwise provided in this Section.

         (b) Article VI of the 1986 Plan is hereby amended to authorize the Board of Directors or the Committee to (i) dissolve the in tandem feature of previously-granted options and SARs and (ii) cancel previously granted SARs and grant replacement options on the basis of seven-tenths (.7) options for each SAR and such replacement options having terms similar to those of the canceled SARS, the Board of Directors having determined that this was the amount necessary to induce holders of SARs to surrender such SARS.

         23. Gender. Any masculine terminology used in this Plan shall also include the feminine gender.

         24. Effective date of plan. The Plan was approved by a majority of the shareholders of the Company at its annual meeting on April 24, 1993 (or adjournment thereof) and shall become effective as of April 24, 1993.

         25. Plan binding on successors. The Plan shall be binding upon the successors and assigns of the Company.

         26. Ratification of actions. By accepting any option or other benefit under the Plan, each participant in the Plan and each person claiming under or through such participant shall be conclusively deemed to have indicated such person's acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, or the Committee.

         27. Invalidity or unenforceability. If any term or provision of the Plan is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions will remain in full force and effect and will in no way be affected, impaired, or invalidated.



                                NBT BANCORP INC.

                                /s/ Daryl R. Forsythe

                                Daryl R. Forsythe
                                President and Chief Executive Officer


                                /s/ John D. Roberts

                                John D. Roberts
                                 Secretary

                                   APPENDIX D

                            RISK MANAGEMENT COMMITTEE
                          POLICY STATEMENT AND CHARTER

PURPOSE AND AUTHORITY:

The Board of Directors established the RISK MANAGEMENT COMMITTEE for the purpose of assisting the Board in fulfilling its fiduciary responsibilities to NBT Bancorp Inc. and its subsidiaries ("NBT" or "the Company"), its shareholders and to meet the Company's regulatory and legal requirements. The Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance.
o Monitor the independence and performance of the Company's independent auditors and Risk Management Division personnel.
o Provide an avenue of communication among the independent auditors, Management, the Risk Management Division and the Board of Directors.

The purpose of this Policy Statement and Charter is to confirm the authority and organization of the Risk Management Committee of the Board of Directors of NBT. The Policy Statement/Charter will:

o        Be approved by the full Board of Directors.
o        Specify the scope of the Committee's responsibilities.
o Specify how the Committee carries out those responsibilities, including structure, processes and membership requirements.
o Require an annual review and reassessment regarding the adequacy of the Policy Statement/Charter (annual reviews and reassessments will be ratified by the full Board).
o Be published at least every three years in accordance with the Securities and Exchange Commission (SEC) regulations.

ORGANIZATION:
THE RISK MANAGEMENT COMMITTEE SHALL:

o Meet the requirements set forth by the SEC, the National Association of Securities Dealers (NASD) and other applicable government agencies.
o        Report regularly and directly to the Board of Directors.
o Be selected by and composed of independent members of the Board of Directors.
o Elect a chairperson from its member to serve for one year or until a new chairperson is elected.
o Hold quarterly meetings and such other special meetings as deemed necessary.
o Meet privately in executive session at all meetings, unless the Chairperson of the Committee determines that it is not necessary, with the independent auditors and the Senior Risk Management Division Officer to discuss any matters that the Committee believes should be discussed.
o Have access to outside parties as needed to advise and assist in Committee matters.
o Have access to the independent auditors and Risk Management Division personnel (who will be independent and held accountable to this Committee and the Board of Directors).

INDEPENDENCE:
THE RISK MANAGEMENT COMMITTEE HAS ADOPTED A DEFINITION OF INDEPENDENCE THAT IS CONSISTENT WITH SEC AND NASD REQUIREMENTS. IN BRIEF: "Members of the Committee shall be considered independent if they have no relationship to NBT that may interfere with the exercise of their independence from Management and the Company."

Relationships considered include permanent employment in executive positions with NBT in the last three years, immediate family members with employment in executive positions with NBT in the last three years, material business relationships with NBT, etc. The Board of Directors will assess the Committee members' independence in accordance with the applicable rules and regulations on an annual basis. All Committee members will reaffirm and attest to their independence on an annual basis.

COMMITTEE REPRESENTATIVES:
THE RISK MANAGEMENT COMMITTEE WILL BE COMPRISED OF:

o A minimum of three directors, each of whom is independent and financially literate (i.e., the ability to read and understand fundamental financial statements).
o At least one member with accounting or related financial management expertise (i.e., an individual with past employment experience in finance or accounting, a background that demonstrates the individual's financial sophistication (including a previous position as a CEO, CFO or other senior officer with financial oversight), or a professional certification in accounting).

RESPONSIBILITIES:
IN GENERAL, THE RISK MANAGEMENT COMMITTEE SHALL BE RESPONSIBLE TO THE BOARD OF DIRECTORS FOR THE FOLLOWING:

o Review, as required by FDICIA ss.112, Management's annual assertion with respect to the system of internal controls at certain banking subsidiaries. Review the independent auditors' reports and attestations regarding the same.
o Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.
o Provide governance, guidance and oversight of the Company's internal control structure.
o        Review all regulatory  examination reports and required Management responses.
o Review the internal audit function including coordination of plans with the independent auditors. Approve the annual internal audit plan. Review progress made throughout the year in completing the annual internal audit plan. Consider and review audit reports issued and Management responses received or updated since the previous meeting.
o        Review and assess the annual Trust Division Audit(s).
o        Review  with the Senior Loan  Review  Officer the results of  completed reviews and the status of reviews in progress. Reviews are conducted for the purpose of reporting on the quality of credits and credit administration.
o Review with the Compliance Officer the results of completed compliance assessments. Review (as needed) the status of the Company's Regulatory Compliance Program.
o Review the Security Officer's annual report on the status of the security at certain banking subsidiaries, in compliance with the Bank Protection Act of 1968 and OCC Regulation 12 CFR 21.
o Maintain a concurring role in the appointment/dismissal of the Senior Risk Management Division Officer through evaluations of his/her performance and independence.
o Engage an independent consulting firm to assess the effectiveness of the Audit, Compliance, Security and/or Loan Review Departments and incur such expense at its own discretion at such time as the Committee deems it necessary.
o Take all action necessary, advisable or proper to perform Committee duties for each bank and non-bank subsidiary.

WITH REGARD TO THE COMPANY'S INDEPENDENT AUDITORS, THE RISK MANAGEMENT COMMITTEE SHALL BE RESPONSIBLE TO THE BOARD OF DIRECTORS FOR THE FOLLOWING:

o Ensure that the independent auditors are ultimately accountable to the Board of Directors and the Committee.

o Recommend for shareholder approval, the retention and when necessary, the termination or replacement of the independent auditors.
o Prior to and during their annual review, meet with and evaluate the independent auditors. Discuss with the independent auditors their audit plans, staffing and scope for the annual audit. Review significant non-audit services performed or planned. The Committee shall review audit fees and compensation for significant services performed.
o        Review the information required by Statement on Auditing Standards
         (SAS) No. 61 on an annual basis with the independent auditors. Request that the independent auditors review, in accordance with SAS No. 71, the SEC Form 10-Q's, prior to their filing and update any material changes in SAS No. 61 information on a quarterly basis. Such updates to SAS No. 61 information may be communicated to the Committee Chairman.
o On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the Company, which could impair the auditors' independence. Independent auditors shall communicate their independence in writing on an annual basis.
o Take all action necessary, advisable or proper to perform Committee duties for each bank and non-bank subsidiary.

OTHER DUTIES FOR WHICH THE RISK MANAGEMENT COMMITTEE SHALL BE RESPONSIBLE TO THE BOARD OF DIRECTORS INCLUDE THE FOLLOWING:

o Review the Company's annual audited consolidated financial statements prior to their filing with the SEC. The review should include discussion with Management and independent auditors of significant issues regarding accounting principles and judgements. Also, the Committee shall receive and review the results of the annual audit and any other required communications from the independent auditors. Based on such reviews and discussions, the Committee shall advise the Board whether it recommends that the audited consolidated financial statements be included in the Company's SEC Form 10-K to be filed with the SEC.
o Meet at least annually with Management, Risk Management Division personnel and the independent auditors to review NBT's major financial risk exposures and the steps Management has taken to monitor and control such exposures.
o On at least an annual basis, review with appropriate parties any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or government agencies.
o Prepare the report(s) required by the rules of applicable agencies including the SEC and NASD to be included in the Company's annual proxy statement.

The Committee may, at its discretion, request any special investigations of conflicts of interest, regulatory compliance, or any other significant matters of concern. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. The Committee will, at its discretion, meet privately with the independent auditors, Management and/or members of the Risk Management Division. The Committee may delegate certain of the above responsibilities to its Chairman or other Committee members, however, this in no way, relieves the Committee of overall responsibility.

While the Risk Management Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine independently of management and the independent auditors that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                     * * * * * * * * * * * * * * * * * * * *

----------------------------                                           --------
Dan B. Marshman, Chairperson                                           Date



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